           As filed with the Securities and Exchange Commission on July 15, 2011

                                            1933 Act Registration No.

                                            1940 Act Registration No. 811-22583
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

                        POST-EFFECTIVE AMENDMENT NO. / /

                                      and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / X /

                               AMENDMENT NO. / /

                             LINCOLN ADVISORS TRUST
               (Exact Name of Registrant as Specified in Charter)

                           Daniel R. Hayes, President
                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (260) 455-2000

                           Jill R. Whitelaw, Esquire
                            Lincoln Financial Group
                           150 N. Radnor Chester Road
                                Radnor, PA 19087

                    (Name and Address of Agent for Service)

                        Copies of all communications to:

                         Robert A. Robertson, Esquire
                                  Dechert, LLP
                          2010 Main Street, Suite 500
                               Irvine, CA 92614

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities
Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section
8(a), may determine.

Lincoln Advisors Trust [  ] Protected Profile 2010 Fund
Class A	Class C	Class I
(ticker)	(ticker)	(ticker)
1300 South Clinton Street
Fort Wayne, Indiana 46802Prospectus _________, 2011 The fund is a series of the Lincoln Advisors Trust (referred to as “fund”). This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

ItemPage

[   ] Protected Profile 2010 FundInvestment Objective The investment objective of the [  ] Protected Profile 2010 Fund is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $[insert] in Class A shares of eligible funds that Lincoln offers. More information about these and other discounts is available in the “Classes of Fund Shares” section on page of the fund’s prospectus or from your financial advisor.
	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	[ ]	[ ]	[ ]
Maximum Deferred Sales Charge (Load)	[ ]	[ ]	[ ]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%	%	0.%
Distribution and/or Service (12b-1 fees)%		%	None
Other Expenses[1]	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses (AFFE)	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses	[ ]	[ ]	[ ]
Less Expense Reimbursement[2]	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses (After Expense Reimbursement)%		%	%
[1]	“Other Expenses” and “AFFE” are based on estimated amounts for the current fiscal year.
[2]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.__% of average daily net assets for Class A of the fund (__% for Class C and __% for Class I). [The agreement will continue at least through _____________, 2012.]

[ ] Protected Profile 2010 Fund	1

ExampleThis example is intended to help you compare the cost of investing in the Profile Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example.
	1 year	3 years
Class A	$	$
Class C	$	$
Class I	$	$
Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is newly organized, no portfolio turnover figures are available. Principal Investment Strategies The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds, including exchange-traded funds. The underlying funds invest primarily in equity securities and/or fixed income securities. The Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities.The fund will have at least 2/3 of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds), including exchange-traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxx Funds. The Profile Fund’s largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities and both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets. A significantly smaller allocation will be made to underlying funds that primarily invest in domestic and global fixed income securities, including mortgage-backed and inflation-indexed bonds, various types of derivative instruments and futures. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The advisor will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage the fund’s overall economic exposure to equity securities. The fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme

2	[ ] Protected Profile 2010 Fund

market volatility, the short positions held in exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%.The Profile Fund is designed for investors planning to retire close to the year 2010 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation. At the target date of 2010, the Profile Fund was generally subject to an allocation of 55% in underlying funds that primarily invested in equity securities and 45% in underderlying funds that primarily invested in fixed income securities. Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. The Profile Fund’s allocation to underlying funds that invest in equity securities will continue to decline until approximately 20 years after its target date, when its allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2030. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the landing date to be between 15% and 25%.The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the model. At that time, the level of exchange-traded futures held will be adjusted for any changes to the asset allocation model. This will ensure that the overall risk level of the fund remains aligned with the protection strategy and the current level of the adviser’s assessment of overall market risk and general economic climate. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%.On a quarterly basis, the adviser will evaluate the need to add, remove and/or re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds held by the Profile Fund to the asset allocation model. In general, the adviser does not anticipate making frequent changes in the asset allocation model and will not attempt to time the market. The amount of exchange-traded futures in the Profile Fund, which will affect the investor’s exposure to equity securities, will fluctuate daily based upon market conditions. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2010 [Retail] Profile Composite. The 2010 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [35% Barclays Capital U.S. Tips Index, 10% Barclays Capital U.S. Aggregate Index, 40% Wilshire 5000 Total Market IndexSM, 12% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).] The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the return of the un-hedged 2010 [Retail] Profile Composite in strong, increasing markets. The underlying fund selection is made based on the Profile Fund’s particular asset allocation model, the adviser’s desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund.

[ ] Protected Profile 2010 Fund	3

Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Asset Allocation Risk: The fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The fund is subject to the risk that the fund may allocate assets to an asset class that underperforms other asset classes.
  Passive Management Risk: The fund uses an indexing strategy and does not individually select securities. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
  Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the fund’s performance my sometimes be lower than that of other types of funds.
  Growth Stocks Risks: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.
  Small-Cap Companies Risk: Investments in small companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small company securities generally trade less frequently and in lower volumes, and the fund may experience difficulty closing out positions at previous market prices.
  Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
  Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
  Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.
  Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
  Inflation Indexed Bond Risk: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation-indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
  Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
  Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
  Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
  Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
  Currency Risk: The value of the fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of foreign investments.

4	[ ] Protected Profile 2010 Fund

  Fund of Funds Risk: The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds.
  Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.
Fund PerformanceThe fund commenced operations on or about _____, 2011. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Investment Adviser Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President	Since ______ 2011
David A. Weiss	Vice President	Since ______ 2011
Purchase and Sale of Fund SharesYou may purchase or redeem fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business. Shares may be purchased or redeemed; through your financial advisor; by regular mail (c/o [insert]); by overnight courier service (c/o [insert]); by telephone to your client services representative at 800-###-#### weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800-###-#### at any time; through our web site at [insert]; or by wire. The minimum initial purchase for most accounts is $[insert].Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.Payments to Broker-Dealers and other Financial Intermediaries If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies (including LIA) may pay the intermediary for the sale of those fund shares and/or related services. These payment may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

[ ] Protected Profile 2010 Fund	5

Investment Objective and Principal Investment Strategies The investment objective of the [  ] Protected Profile 2010 Fund (Profile Fund) is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.The Profile Fund operates under a fund of funds structure. Under normal market conditions the Profile Fund invests primarily in other mutual funds and exchange-traded funds (underlying funds) which in turn, invest in equity securities and fixed income securities. The Profile Fund will have at least 2/3 of its assets in underlying funds employing a passive investment style (i.e., index funds), including exchange traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxxx Funds. The Profile Fund will normally have a smaller allocation to exchange-traded futures on certain equity and fixed income indices of foreign markets.The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund is designed for investors planning to retire close to the year 2010 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws close. At the target date, the Profile Fund’s allocations to underlying funds are anticipated to be approximately 55% in equity securities and 45% in fixed income securities. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to equity securities.For approximately 20 years after the Profile Fund reaches its target date, the fund will continue to seek to achieve its investment objective by maintaining its allocation to underlying funds between equity securities and fixed income securities. After passing its target date, the fund will gradually increase its emphasis on current income and the preservation of capital, and capital appreciation will gradually become a secondary focus of the fund. The Profile Fund’s exposure to equity securities will continue to decline until approximately 20 years after its target date, when the fund’s allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2030. The Profile Fund’s allocation to underlying funds at the landing date will be approximately 25% in equity securities and 75% in fixed income securities. The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. In addition to investments in underlying funds, the Profile Fund will employ a “protection” sub-strategy which consists of investing directly in exchange-traded futures on certain equity and fixed income indices of domestic and foreign markets. The adviser will regularly evaluate the level of market volatility to determine the desired level of equity exposure to be held by the Profile Fund. The adviser will also designate a certain portion of the Profile Fund to be used to purchase or sell futures to provide downside protection and attempt to provide a buffer against sharp downward movements in equity markets. As a hedge, these exchange traded futures will alter the investor’s exposure to equity securities. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligations under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures purchased or sold for the Profile Fund could comprise up to 55% of the Profile Fund’s investments. Under normal circumstances, the Profile Fund’s current investment strategy for investment in underlying funds will be to invest approximately 55% of the allocated amount in underlying funds which invest primarily in equity securities and and approximately 45% of the amount allocated to underlying funds which invest primarily in fixed income securities. The adviser develops the Profile Fund’s asset allocation model based on the fund’s investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10%.The Profile Fund invests in underlying funds whose securities of different asset classes, market capitalizations and investment styles in domestic and foreign equity and fixed income securities, offer broad diversification as they strive to attain their investment objectives. The Profile Fund’s largest allocation to investment in underlying funds will be to funds that primarily invest in domestic and foreign equity securities, including large and small cap equities. The foreign equities may include companies in emerging markets. These underlying funds will invest in both growth and value equity securities. Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation

6

is judged to be below the estimated present or future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields. A smaller allocation of the Profile Fund’s allocation to underlying funds will be made to funds that primarily invest in domestic and global fixed income securities including mortgage-backed and inflation-indexed bonds, various types of derivative instruments and futures. The exchange-traded futures in the Profile Fund will alter the economic exposure that investors will have to equities based upon market conditions at the time. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the model. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%. On at least a quarterly basis, the adviser will reassess and potentially re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds in the Profile Fund to the asset allocation model. In general, however, the adviser does not anticipate making frequent changes in the asset allocation model and will not attempt to time the market. The amount of exchange-traded futures in the Profile Fund, which will affect the investor’s exposure to equity securities, will fluctuate daily based upon market conditions. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2010 [Retail] Profile Composite. The 2010 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [35% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 40% Wilshire 5000 Total Market Indexsm, 12% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends)]. The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the unhedged return of the 2010 [Retail] Profile Composite in strong, increasing markets. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. The adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund. Such processes may not achieve the desired results. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective. What are the Underlying Funds?The Profile Fund operates its “fund of funds” structure in reliance on certain federal securities laws that generally permit a fund to invest in other affiliated funds, non-affiliated funds within certain percentage limitations, and other securities. The Profile Fund will invest in underlying funds that are advised by LIA, which invest directly in equity and fixed income securities. Because these funds are advised by the same adviser  —  LIA  —  they are considered to be affiliated funds. Also, the fund has received an exemptive order from the SEC (Release No. 29196) to permit the fund to invest in non-affiliated funds, securities and other investments, subject to certain conditions. The relative weightings for the Profile Fund in the various underlying funds will vary over time, and the Profile Fund is not required to invest in any particular underlying fund. The Profile Fund’s allocation to underlying funds will be maintained at a minimum 2/3 allocation to funds that employ a passive investment style (i.e., index funds), including exchange traded funds. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds or other types of investment securities, as described above, all without prior notice to shareholders.The Profile Fund currently expects to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as “Equity” (stocks) and “Fixed Income” (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.
Equity Underlying Funds	Investment Objective

Fixed Income Underlying Funds	Investment Objective

Principal RisksAsset Allocation Risk. The Profile Fund’s investment strategy is to vary the amount invested among the asset classes of securities over time. The fund is subject to asset allocation risk, which is the risk that the fund may allocate assets to an asset class that

7

underperforms other asset classes. For example, the fund may be over-weighted in equity securities when the stock market is falling and the fixed income market is rising.Passive Management Risk. At least 2/3 of the fund’s net assets are invested in underlying funds employing a passive investment style. Funds with a passive investment styles use an indexing strategy where individual securities (stocks or bonds) are not selected. Passively managed underlying funds will remain fully invested at all times and will be subject to fluctuations in the market indices which they are designed to track. Fund of Funds Risk: Because the fund invests in the shares of the underlying funds, the fund invests in the same investments as made by the various underlying funds. By investing in the fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds. There can be no assurance that the investment objective of the fund or any underlying fund will be achieved. Through its investments in the underlying funds, the fund is subject to the risks of the underlying funds’ investments.Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.Value Stocks Risk; Growth Stocks Risk. For underlying funds allocated to equities, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund’s stock investments to decrease, and you could lose money.Value stocks may never reach what the manager believes to be their full value, or may even go down in price. Different types of stocks (such as “growth” vs. “value” stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund’s performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earning, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.Small-Cap Companies Risk: Some of the underlying funds may invest in the securities of small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. Small companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions. Small company securities generally trade less frequently and in lower volumes, and the fund may experience difficulty closing out positions at previous market prices.Fixed Income Investments (Bonds), including Interest Rate Risk, Credit Risk and Call Risk. For underlying funds allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation’s credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund’s shares, will fluctuate with the changes in the credit ratings of the debt obligations held.Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.

8

Inflation Indexed Bond Risk: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation-indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates.Other risks arise from the potential inability to terminate or sell derivatives positions. If a derivatives transaction is large or if the relevant market is illiquid (as is the case with privately negotiated derivatives), it may be impossible to initiate a desired derivatives transaction or liquidate a position at an advantageous price.Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised. For privately negotiated derivatives, the fund must carefully consider the creditworthiness of the counterparty in order to evaluate the potential credit risk involved with each derivatives transaction.Foreign Securities Risk; Currency Risk. For investments in foreign securities and foreign index futures, additional risks are involved that are not present in U.S. securities and futures. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund’s investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities and futures also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, assets allocated to foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.Foreign securities can also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as other restrictions on investment. Investing in local markets may require the fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the fund. These factors may affect the liquidity of the fund’s investment in any country.The value of foreign securities and futures may change as a result of changes in exchange rates reducing the U.S. dollar value of foreign investments. Currency risk is the risk that the U.S. dollar value of a fund’s foreign investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by such investments that are denominated in foreign currencies and may increase any losses. Emerging Markets Risk. Risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.Additional risks of emerging market securities may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging market securities may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may cause the fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of emerging market securities held by the fund. Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested. Hedging Risk. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Management and OrganizationThe fund’s business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

9

Manager of Managers:  Lincoln Advisors Trust has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the fund’s investment adviser, without further shareholder approval, to enter into and materially amend any sub-advisory agreement upon approval of the Trust’s Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the fund’s adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee the sub-adviser and to recommend their hiring, termination, and replacement.Investment Adviser:  Lincoln Investment Advisors Corporation (LIA) is the investment adviser to the fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.The Trust has entered into an Investment Management Agreement with LIA. The fund operates as a “fund of funds.” In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. The Investment Adviser, its investment management fee rate, and portfolio managers are shown below:
Adviser	LIA advisory fee is _____% of the fund’s average net assets
Portfolio Manager(s)	Kevin J. Adamson, CPA and David A. Weiss, CFA are responsible for the day-to-day management of the fund. Mr. Adamson, Vice President of LIA, joined the Lincoln organization in 2004 and since that time he has served as Director of Funds Management Operations responsible for managing daily operations. Mr. Weiss, Vice President of LIA, joined LIA in 2004 and currently serves as Director of Funds Management Research where he is responsible for leading due diligence and research, including oversight of LIA’s asset allocation services.
Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of fund shares.A discussion regarding the basis for the Trust’s Board of Trustees approving the investment advisory contract for the fund will be available in the annual report to shareholders for the period ending December 31, 2011.Distributor: The fund’s distributor is Lincoln Fund Distributors, Inc. (“LFD”) LFD, located at [insert], is a broker-dealer registered with the SEC.Classes of Fund SharesThe fund offers investors Class A, Class C and Class I shares in this prospectus. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the fund’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from LFD. Class A Shares
  You pay an initial sales charge when you buy Class A shares of the fund. The maximum initial sales charge is [insert%]. The sales charge is deducted from your investment so that not all of your purchase payment is invested.
  You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $[insert] or more of Class A shares. Please see the Statement of Additional Information for details.
  Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.
  You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a [insert]% CDSC if you purchase $[insert] or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. [The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge.] Please see the Statement of Additional Information for details.

10

Class C Shares
  You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.
  You normally pay a CDSC of [insert]% if you redeem Class C shares during the first year after your initial purchase. [The Class C CDSC is waived for certain categories of investors.] Please see the Statement of Additional Information for details.
  Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
Class I Shares
  You do not pay an initial sales charge when you buy Class I shares or a CDSC when you redeem Class I shares.
  Class I shares are not subject to 12b-1 fees. Therefore, Class I shares shareholders generally pay lower annual expenses and receive higher dividends than Class A and Class C shareholders.
Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A and Class C shares. Initial Sales Charges—Class A SharesThis section includes important information about sales charge reduction programs available to investors in Class A shares of the fund and describes information or records you may need to provide to LFD or your financial intermediary in order to be eligible for sales charge reduction programs. Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.
Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

Investors in the fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust that offer Class A shares (other than any money market fund) (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information. Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. The term “Qualifying Investor” refers to:
(i)	An individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member);
(ii)	A trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
(iii)	An employee benefit plan of a single employer.
*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.
Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

11

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $[insert] within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $[insert]. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information. Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount. Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to:
(i)	Current or retired officers, trustees, directors or employees of the Trust, Lincoln Variable Insurance Products Trust, LNC, LIA, or LFD, other affiliates of LNC, in any case at the discretion of LNC, LIA or LFD; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons; or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if LFD anticipates that there will be minimal sales expenses associated with the sale;
(ii)	Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;
(iii)	Trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser which has an agreement with LFD with respect to such purchases (including provisions related to minimum levels of investment in a fund), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;
(iv)	Participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by LFD where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;
(v)	Client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which LFD has an agreement for the use of a fund in particular investment products or programs or in particular situations; and
(vi)	Accounts for which the company that serves as trustee or custodian either (a) is affiliated with LNC or (b) has a specific agreement to that effect with the LFD.
In addition, Class A shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges. Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify LFD that the investor qualifies for such a reduction. If LFD is not notified that the investor is eligible for these reductions, LFD will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or LFD to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the fund or other Eligible Funds held in:
  All of the investor’s accounts held directly with the Trust or through a financial intermediary;
  Any account of the investor at another financial intermediary; and
  Accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
CDSCs on Class C SharesUnless you are eligible for a waiver, if you sell (redeem) your Class C shares of a fund within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

12

Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First
Thereafter
CDSCs on Class A SharesUnless a waiver applies, investors who purchase $[insert] or more of Class A shares (and, thus, pay no initial sales charge) of a fund will be subject to a [insert]% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below. How CDSCs will be CalculatedA CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares to fall below the total dollar amount of your purchase payments subject to the CDSC. The following rules apply under the method for calculating CDSCs:
  Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
  For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
  CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account
  In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.
Reductions and Waivers of Initial Sales Charges and CDSCsThe initial sales charges on Class A shares and the CDSCs on ClassA and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. Distribution and Servicing (12b-1) PlansThe fund pays fees to LFD on an ongoing basis as compensation for the services LFD renders and the expenses it bears in connection with the sale and distribution of fund shares (“distribution fees”) and/or in connection with personal services rendered to fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the fund pursuant to the 1940 Act. Class A shares pay only servicing fees at a rate equal to 0.__% of the average daily net assets of the fund attributable to Class A shares. Class C shares pay both distribution and servicing fees at rate equal to 0.__% of the average daily net assets of the fund attributable to Class C shares. Class I shares are not subject to any distribution or servicing fees. The fees may be used to pay LFD for distribution services and sales support services provided in connection with Class A and Class C shares. The fees may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. Shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the fund’s shares. Because distribution fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Pricing of Fund SharesThe fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the NYSE on each day the NYSE is open for trading. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the fund or its designee prior to such time as agreed upon by the fund and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The fund determines its NAV by:
  adding the values of all securities investments and other assets;
  subtracting liabilities (including dividends payable); and

13

    dividing by the number of shares outstanding.
  The fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund’s NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.The fund typically values its investments as follows:
    Equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter;
    U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service; and
    Exchange-traded futures contracts, at the exchange’s daily quoted settlement prices.
  In certain circumstances, the fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund’s board of trustees. When the fund uses fair value pricing, it may take into account any factors it deems appropriate. The price of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.The fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.Due to its fund of funds structure, the Profile Fund’s net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Fund owns investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments. Purchase and Sale of Fund SharesHow to buy sharesBy mailComplete an investment form and mail it with your check, made payable to the fund and class of shares you wish to purchase, to [insert] or [insert] for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders submitted by mail will not be accepted until such orders are received by ________ at [insert] for investments by regular mail or [insert] for investments by overnight courier service. By wire Ask your bank to wire the amount you want to invest to [insert], ABA # [insert], bank account number [insert]. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 ###-#### so we can assign you an account number. By exchange You may exchange all or part of your investment in one or more [Lincoln Funds] for shares of other [Lincoln Funds]. To open an account by exchange, call __________________________________ at 800 ###-####. Through your financial advisor Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service. The price you pay for shares will depend on when we receive your purchase order. If the fund’s transfer agent or a sub-transfer agent receives your purchase in good order before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on the fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. We reserve the right to reject any purchase order.

14

  How to redeem shares By mail You may redeem your shares by mail by writing to [insert] for redemptions by regular mail for redemptions by regular mail or [insert] for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Redemption orders submitted by mail will not be accepted until such orders are received by _____ at [insert] for redemptions by regular mail or [insert] for redemptions by overnight courier service. By telephone You may redeem up to [$100,000] of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. By wire You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. Through your financial advisor Your financial advisor can handle all the details of redeeming your shares (selling them back to the fund). Your financial advisor may charge a separate fee for this service. When you send us a properly completed request form to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds. Redemptions-in-kind The fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind. Account minimum If you redeem shares and your account balance falls below $___, the fund may redeem your shares after 60 days’ written notice to you. Exchanges You may generally exchange all or part of your shares for shares of the same class of another [Lincoln Fund]. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through such an exchange. Document delivery If you have an account in the same [Lincoln Fund] as another person or entity at your address, we send one copy of the fund’s prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your client services representative at 800 ###-####. We will begin sending you individual copies of these documents 30 days after receiving your request.The fund sells and redeems its shares, after deduction of any applicable sales charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request in good order. The value of shares redeemed may be more or less than original cost.The fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the

15

  SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.  Payment to Financial IntermediariesLIA and its affiliates, including LFD, may pay certain costs of marketing the fund from legitimate profits. LIA may also share with financial intermediaries certain marketing expenses or pay for the opportunity to distribute the fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. LIA or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the fund for these types of or other services. The amount of these payments is determined from time to time by LIA and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make fund shares available to their customers, and may allow the fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for fund shares or the amount that the fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell fund shares and you should contact your financial intermediary for details about any payments it may receive from the fund or from LIA. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers’ assets typically range between ___% and ___% in a given year of assets invested in the fund by the financial intermediary’s customers.For more information, please see the Statement of Additional Information.Market TimingFrequent, large, or short-term transfers among the funds, such as those associated with “market timing” transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund’s portfolio, and increase brokerage and administrative costs of the funds. As a result, the funds discourage such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund’s board of trustees (the “Market Timing Procedures”). To the extent that there is a delay between a change in the value of a fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of a fund’s portfolio securities. The fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The fund and LIA each reserves the right to reject or restrict or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the fund or LIA, the transaction may adversely affect the interests of a fund or its shareholders. Among other things, the fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective. As a result of these noted limitations, there is no guarantee that the fund will be able to identify possible market timing activity or that market timing will not occur in the fund. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments. In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.

16

  Portfolio Holdings DisclosureA description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.Distribution Policy and Federal Income Tax ConsiderationsDividends and distributionsThe fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The fund expects to declare dividends [annually] and distribute all of its net investment income, if any, to shareholders as dividends [yearly]. The fund will distribute net realized capital gains, if any, at least annually, usually in December. The fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund. The amount of any distribution will vary, and there is no guarantee the fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.Annual statementsEach year, the fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.Tax considerationsFund distributions. The fund expects that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional fund shares or receive them in cash.For federal income tax purposes, fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.Sale or redemption of Fund shares. A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your fund shares for shares of a different [Lincoln Fund] is the same as a sale.State and local taxes. Fund distributions and gains from the sale or exchange of your fund shares generally are subject to state and local taxes.This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the fund.

17

  Financial HighlightsThe fund was not available for investment as of the date of this Prospectus. As a result there are no financial highlights available for this fund.

18

  General InformationYou can find additional information in the fund’s statement of additional information (SAI), which is on file with the SEC. The fund incorporates its SAI, dated XXXXX, 2011, into its prospectus. The fund will provide a free copy of its SAI upon request.You can find further information about the fund’s investments in the fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request.The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust’s independent auditors. For an SAI, annual or semi-annual report, either write [to come], P.O. Box 2340, Fort Wayne, Indiana 46801, or call XXXXX. Also call this number to request other information about the fund, or to make inquiries. The Trust does not maintain an internet website.You can review and copy information about the fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.SEC File No: (to come)

  Lincoln Advisors Trust [  ] Protected Profile 2020 Fund
Class A	Class C	Class I
(ticker)	(ticker)	(ticker)
  1300 South Clinton Street
  Fort Wayne, Indiana 46802  Prospectus _________, 2011 The fund is a series of the Lincoln Advisors Trust (referred to as “fund”). This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.
  As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
  We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

  ItemPage

  [   ] Protected Profile 2020 FundInvestment Objective The investment objective of the [  ] Protected Profile 2020 Fund is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $[insert] in Class A shares of eligible funds that Lincoln offers. More information about these and other discounts is available in the “Classes of Fund Shares” section on page of the fund’s prospectus or from your financial advisor.
	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	[ ]	[ ]	[ ]
Maximum Deferred Sales Charge (Load)	[ ]	[ ]	[ ]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%	%	%
Distribution and/or Service (12b-1 fees)%		%	None
Other Expenses[1]	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses (AFFE)	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses	[ ]	[ ]	[ ]
Less Expense Reimbursement[2]	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses (After Expense Reimbursement)%		%	%
[1]	“Other Expenses” and “AFFE” are based on estimated amounts for the current fiscal year.
[2]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.__% of average daily net assets for Class A of the fund (__% for Class C and __% for Class I). [The agreement will continue at least through _____________, 2012.]

[ ] Protected Profile 2020 Fund	1

  ExampleThis example is intended to help you compare the cost of investing in the Profile Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example.
	1 year	3 years
Class A	$	$
Class C	$	$
Class I	$	$
  Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is newly organized, no portfolio turnover figures are available. Principal Investment Strategies The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds. The underlying funds invest primarily in equity securities and/or fixed income securities. The Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities.The fund will have at least 2/3 of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds), including exchange-traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxx Funds. The Profile Fund’s largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities and both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets. A significantly smaller allocation will be made to underlying funds that primarily invest in domestic and global fixed income securities, including mortgage-backed and inflation-indexed bonds, various types of derivative instruments and futures. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The advisor will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage the fund’s overall economic exposure to equity securities. The fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%.

2	[ ] Protected Profile 2020 Fund

  The Profile Fund is designed for investors planning to retire close to the year 2020 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation. Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds, 59% of which will be in underlying funds that invest primarily in equity securities and 41% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. At the target date, at least 80% of the Profile Fund is anticipated to be invested in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion of the Profile Fund not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. As a result, the economic exposure to equities at the target date may vary between a low of 0% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the target date to be between 35% and 55%.The Profile Fund’s allocation to underlying funds that invest in equity securities will continue to decline until approximately 20 years after its target date, when its allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2040. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the landing date to be between 15% and 25%.The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the model. At that time, the level of exchange-traded futures held will be adjusted for any changes to the asset allocation model. This will ensure that the overall risk level of the fund remains aligned with the protection strategy and the current level of the adviser’s assessment of overall market risk and general economic climate. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%.On a quarterly basis, the adviser will evaluate the need to add, remove and/or re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds held by the Profile Fund to the asset allocation model. In general, the adviser does not anticipate making frequent changes in the asset allocation model and will not attempt to time the market. The amount of exchange-traded futures in the Profile Fund, which will affect the investor’s exposure to equity securities, will fluctuate daily based upon market conditions. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2020 [Retail] Profile Composite. The 2020 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [26% Barclays Capital U.S. Tips Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market IndexSM, 14% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).] The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the return of the un-hedged 2020 [Retail] Profile Composite in strong, increasing markets. The underlying fund selection is made based on the Profile Fund’s particular asset allocation model, the adviser’s desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:

[ ] Protected Profile 2020 Fund	3

    Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
    Asset Allocation Risk: The fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The fund is subject to the risk that the fund may allocate assets to an asset class that underperforms other asset classes.
    Passive Management Risk: The fund uses an indexing strategy and does not individually select securities. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
    Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the fund’s performance my sometimes be lower than that of other types of funds.
    Growth Stocks Risks: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.
    Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the fund’s shares.
    Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
    Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
    Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.
    Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
    Inflation Indexed Bond Risk: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation-indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
    Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
    Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
    Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
    Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
    Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
    Currency Risk: The value of the fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of foreign investments.

4	[ ] Protected Profile 2020 Fund

    Fund of Funds Risk: The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds.
    Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.
  Fund PerformanceThe fund commenced operations on or about _____, 2011. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Investment Adviser Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President	Since ______ 2011
David A. Weiss	Vice President	Since ______ 2011
  Purchase and Sale of Fund SharesYou may purchase or redeem fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business. Shares may be purchased or redeemed; through your financial advisor; by regular mail (c/o [insert]); by overnight courier service (c/o [insert]); by telephone to your client services representative at 800-###-#### weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800-###-#### at any time; through our web site at [insert]; or by wire. The minimum initial purchase for most accounts is $[insert].Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.Payments to Broker-Dealers and other Financial Intermediaries If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies (including LIA) may pay the intermediary for the sale of those fund shares and/or related services. These payment may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

[ ] Protected Profile 2020 Fund	5

  Investment Objective and Principal Investment Strategies The investment objective of the [  ] Protected Profile 2020 Fund (Profile Fund) is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds. The underlying funds invest primarily inequity securities and/or fixed income securities. The Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities. The Profile Fund will have at least 2/3 of its assets in underlying funds employing a passive investment style (i.e., index funds), including exchange traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxxx Funds. The Profile Fund invests in underlying funds whose securities of different asset classes, market capitalizations and investment styles in domestic and foreign equity and fixed income securities, offer broad diversification as they strive to attain their investment objectives. The Profile Fund’s largest allocation will be to funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities. These underlying funds will invest in both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets. A smaller allocation of the Profile Fund will be made to underlying funds that primarily invest in domestic and global fixed income securities, including mortgage-backed and inflation-indexed bonds, various types of derivative instruments and futures.Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the estimated present or future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The adviser will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage overall economic exposure to equity securities. The fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligations under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%.The Profile Fund is designed for investors planning to retire close to the year 2020 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor

6

  moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation.   Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds, 59% of which will be in underlying funds that invest primarily in equity securities and 41% in underlying funds that invest primarily in fixed income securities. As part of the adviser’s protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. At the target date, at least 80% of the Profile Fund is anticipated to be invested in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a part of the adviser’s protection sub-strategy, the portion of the Profile Fund not invested in underlying funds will be invested in exchange traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. As a result, the fund’s aggregate economic exposure to equities at the target date may vary between a low of 0% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the fund’s aggregate economic exposure to equities at the target date to be between 35% and 55%.For approximately 20 years after the Profile Fund reaches its target date, the fund will continue to seek to achieve its investment objective by maintaining its allocation to underlying funds between equity securities and fixed income securities. During this 20-year period, the fund will gradually increase its emphasis on current income and the preservation of capital, and capital appreciation will gradually become a secondary focus of the fund. The Profile Fund’s exposure to equity securities will continue to decline until approximately 20 years after its target date, when the fund’s allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2040. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As part of the adviser’s protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s aggregate economic exposure to equities at the landing date to be between 15% and 25%.The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%. On at least a quarterly basis, the adviser will reassess and potentially re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds in the Profile Fund to the current target asset allocation model. In general, however, the adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2020 [Retail] Profile Composite. The 2020 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [26% Barclays Capital U.S. TIPS Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market IndexSM, 14% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net Dividends)]. The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the un-hedged return of the 2020 [Retail] Profile Composite in strong, increasing markets. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. The adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund. Such processes may not achieve the desired results.In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.What are the Underlying Funds?The Profile Fund operates its “fund of funds” structure in reliance on certain federal securities laws that generally permit a find to invest in other affiliated funds, non-affiliated funds within certain percentage limitations, and other securities. The Profile Fund will

7

  invest in underlying funds that are advised by LIA, which invest directly in equity and fixed income securities. Because these funds are advised by the same adviser - LIA - they are considered to be affiliated funds. Also, the fund has received an exemptive order from the SEC (Release No. 29196) to permit the fund to invest in non-affiliated funds, securities and other investments, subject to certain conditions.  The relative weightings for the Profile Fund in the various underlying funds will vary over time, and the Target Maturity Profile Fund is not required to invest in any particular underlying fund. The Profile Fund will maintain a minimum 2/3 allocation to underlying fund that employ a passive investment style (i.e., index funds), including exchange traded funds. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds or other types of investment securities, as described above, all without prior notice to shareholders.The Profile Fund currently expects to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as “Equity” (stocks) and “Fixed Income” (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.
Equity Underlying Funds	Investment Objective

Fixed Income Underlying Funds	Investment Objective

  The Profile Fund operates its “fund of funds” structure in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers.Principal RisksAsset Allocation Risk. The Profile Fund’s investment strategy is to vary the amount invested among the asset classes of securities over time. The fund is subject to asset allocation risk, which is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be over-weighted in equity securities when the stock market is falling and the fixed income market is rising.Passive Management Risk. At least 2/3 of the fund’s net assets are invested in underlying funds employing a passive investment style. Funds with a passive investment styles use an indexing strategy where individual securities (stocks or bonds) are not selected. Passively managed underlying funds will remain fully invested at all times and will be subject to fluctuations in the market indices which they are designed to track. Fund of Funds Risk: Because the fund invests in the shares of the underlying funds, the fund invests in the same investments as made by the various underlying funds. By investing in the fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds. There can be no assurance that the investment objective of the fund or any underlying fund will be achieved. Through its investments in the underlying funds, the fund is subject to the risks of the underlying funds’ investments.Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.Value Stocks Risk; Growth Stocks Risk. For underlying funds allocated to equities, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund’s stock investments to decrease, and you could lose money.Value stocks may never reach what the manager believes to be their full value, or may even go down in price. Different types of stocks (such as “growth” vs. “value” stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund’s performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earning, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a

8

  down market. The growth style may, over time, go in and out of favor. At times when growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.  Small and Medium-Cap Companies Risk. Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.Fixed Income Investments (Bonds), including Interest Rate Risk, Credit Risk and Call Risk. For underlying funds allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation’s credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund’s shares, will fluctuate with the changes in the credit ratings of the debt obligations held.Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.Inflation Indexed Bond Risk: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation-indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.Derivatives. The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivatives positions. If a derivatives transaction is large or if the relevant market is illiquid (as is the case with privately negotiated derivatives), it may be impossible to initiate a desired derivatives transaction or liquidate a position at an advantageous price. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised. For privately negotiated derivatives, the fund must carefully consider the creditworthiness of the counterparty in order to evaluate the potential credit risk involved with each derivatives transaction. Foreign Securities Risk; Currency Risk. For investments in foreign securities and foreign index futures, additional risks are involved that are not present in U.S. securities and futures. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund’s investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities and futures also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, assets allocated to foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.Foreign securities can also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as other restrictions on investment. Investing in local markets may require the fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the fund. These factors may affect the liquidity of the fund’s investment in any country.

9

  The value of foreign securities and futures may change as a result of changes in exchange rates reducing the U.S. dollar value of foreign investments. Currency risk is the risk that the U.S. dollar value of a fund’s foreign investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by such investments that are denominated in foreign currencies and may increase any losses. Emerging Markets Risk. Risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.Additional risks of emerging market securities may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging market securities may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may cause the fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of emerging market securities held by the fund. Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested. Hedging Risk. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Management and OrganizationThe fund’s business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.Manager of Managers:  Lincoln Advisors Trust has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the fund’s investment adviser, without further shareholder approval, to enter into and materially amend any sub-advisory agreement upon approval of the Trust’s Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the fund’s adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee the sub-adviser and to recommend their hiring, termination, and replacement.Investment Adviser:  Lincoln Investment Advisors Corporation (LIA) is the investment adviser to the fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.The Trust has entered into an Investment Management Agreement with LIA. The fund operates as a “fund of funds.” In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. The Investment Adviser, its investment management fee rate, and portfolio managers are shown below:
Adviser	LIA advisory fee is _____% of the fund’s average net assets
Portfolio Manager(s)	Kevin J. Adamson, CPA and David A. Weiss, CFA are responsible for the day-to-day management of the fund. Mr. Adamson, Vice President of LIA, joined the Lincoln organization in 2004 and since that time he has served as Director of Funds Management Operations responsible for managing daily operations. Mr. Weiss, Vice President of LIA, joined LIA in 2004 and currently serves as Director of Funds Management Research where he is responsible for leading due diligence and research, including oversight of LIA’s asset allocation services.
  Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of fund shares.

10

  A discussion regarding the basis for the Trust’s Board of Trustees approving the investment advisory contract for the fund will be available in the annual report to shareholders for the period ending December 31, 2011.Distributor: The fund’s distributor is Lincoln Fund Distributors, Inc. (“LFD”) LFD, located at [insert], is a broker-dealer registered with the SEC. Classes of Fund SharesThe fund offers investors Class A, Class C and Class I shares in this prospectus. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the fund’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from LFD. Class A Shares
    You pay an initial sales charge when you buy Class A shares of the fund. The maximum initial sales charge is [insert%]. The sales charge is deducted from your investment so that not all of your purchase payment is invested.
    You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $[insert] or more of Class A shares. Please see the Statement of Additional Information for details.
    Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.
    You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a [insert]% CDSC if you purchase $[insert] or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. [The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge.] Please see the Statement of Additional Information for details.
  Class C Shares
    You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.
    You normally pay a CDSC of [insert]% if you redeem Class C shares during the first year after your initial purchase. [The Class C CDSC is waived for certain categories of investors.] Please see the Statement of Additional Information for details.
    Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
  Class I Shares
    You do not pay an initial sales charge when you buy Class I shares or a CDSC when you redeem Class I shares.
    Class I shares are not subject to 12b-1 fees. Therefore, Class I shares shareholders generally pay lower annual expenses and receive higher dividends than Class A and Class C shareholders.
  Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A and Class C shares. Initial Sales Charges—Class A SharesThis section includes important information about sales charge reduction programs available to investors in Class A shares of the fund and describes information or records you may need to provide to LFD or your financial intermediary in order to be eligible for sales charge reduction programs. Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

11

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

  Investors in the fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust that offer Class A shares (other than any money market fund) (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information. Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. The term “Qualifying Investor” refers to:
(i)	An individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member);
(ii)	A trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
(iii)	An employee benefit plan of a single employer.
*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.
  Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs. Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $[insert] within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $[insert]. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information. Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount. Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to:
(i)	Current or retired officers, trustees, directors or employees of the Trust, Lincoln Variable Insurance Products Trust, LNC, LIA, or LFD, other affiliates of LNC, in any case at the discretion of LNC, LIA or LFD; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons; or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if LFD anticipates that there will be minimal sales expenses associated with the sale;

12

(ii)	Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;
(iii)	Trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser which has an agreement with LFD with respect to such purchases (including provisions related to minimum levels of investment in a fund), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;
(iv)	Participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by LFD where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;
(v)	Client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which LFD has an agreement for the use of a fund in particular investment products or programs or in particular situations; and
(vi)	Accounts for which the company that serves as trustee or custodian either (a) is affiliated with LNC or (b) has a specific agreement to that effect with the LFD.
  In addition, Class A shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges. Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify LFD that the investor qualifies for such a reduction. If LFD is not notified that the investor is eligible for these reductions, LFD will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or LFD to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the fund or other Eligible Funds held in:
    All of the investor’s accounts held directly with the Trust or through a financial intermediary;
    Any account of the investor at another financial intermediary; and
    Accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
  CDSCs on Class C SharesUnless you are eligible for a waiver, if you sell (redeem) your Class C shares of a fund within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.
Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First
Thereafter
  CDSCs on Class A SharesUnless a waiver applies, investors who purchase $[insert] or more of Class A shares (and, thus, pay no initial sales charge) of a fund will be subject to a [insert]% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below. How CDSCs will be CalculatedA CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares to fall below the total dollar amount of your purchase payments subject to the CDSC. The following rules apply under the method for calculating CDSCs:
    Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
    For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
    CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account
    In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

13

  Reductions and Waivers of Initial Sales Charges and CDSCsThe initial sales charges on Class A shares and the CDSCs on ClassA and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. Distribution and Servicing (12b-1) PlansThe fund pays fees to LFD on an ongoing basis as compensation for the services LFD renders and the expenses it bears in connection with the sale and distribution of fund shares (“distribution fees”) and/or in connection with personal services rendered to fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the fund pursuant to the 1940 Act. Class A shares pay only servicing fees at a rate equal to 0.__% of the average daily net assets of the fund attributable to Class A shares. Class C shares pay both distribution and servicing fees at rate equal to 0.__% of the average daily net assets of the fund attributable to Class C shares. Class I shares are not subject to any distribution or servicing fees. The fees may be used to pay LFD for distribution services and sales support services provided in connection with Class A and Class C shares. The fees may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. Shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the fund’s shares. Because distribution fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Pricing of Fund SharesThe fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the NYSE on each day the NYSE is open for trading. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the fund or its designee prior to such time as agreed upon by the fund and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The fund determines its NAV by:
    adding the values of all securities investments and other assets;
    subtracting liabilities (including dividends payable); and
    dividing by the number of shares outstanding.
  The fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund’s NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.The fund typically values its investments as follows:
    Equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter;
    U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service; and
    Exchange-traded futures contracts, at the exchange’s daily quoted settlement prices.
  In certain circumstances, the fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund’s board of trustees. When the fund uses fair value pricing, it may take into account any factors it deems appropriate. The price of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.The fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.Due to its fund of funds structure, the Profile Fund’s net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for

14

  an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Fund owns investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.   Purchase and Sale of Fund SharesHow to buy sharesBy mailComplete an investment form and mail it with your check, made payable to the fund and class of shares you wish to purchase, to [insert] or [insert] for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders submitted by mail will not be accepted until such orders are received by ________ at [insert] for investments by regular mail or [insert] for investments by overnight courier service. By wire Ask your bank to wire the amount you want to invest to [insert], ABA # [insert], bank account number [insert]. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 ###-#### so we can assign you an account number. By exchange You may exchange all or part of your investment in one or more [Lincoln Funds] for shares of other [Lincoln Funds]. To open an account by exchange, call __________________________________ at 800 ###-####. Through your financial advisor Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service. The price you pay for shares will depend on when we receive your purchase order. If the fund’s transfer agent or a sub-transfer agent receives your purchase in good order before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on the fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. We reserve the right to reject any purchase order. How to redeem shares By mail You may redeem your shares by mail by writing to [insert] for redemptions by regular mail for redemptions by regular mail or [insert] for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Redemption orders submitted by mail will not be accepted until such orders are received by _____ at [insert] for redemptions by regular mail or [insert] for redemptions by overnight courier service. By telephone You may redeem up to [$100,000] of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. By wire You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. Through your financial advisor Your financial advisor can handle all the details of redeeming your shares (selling them back to the fund). Your financial advisor may charge a separate fee for this service.

15

  When you send us a properly completed request form to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds. Redemptions-in-kind The fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind. Account minimum If you redeem shares and your account balance falls below $___, the fund may redeem your shares after 60 days’ written notice to you. Exchanges You may generally exchange all or part of your shares for shares of the same class of another [Lincoln Fund]. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through such an exchange. Document delivery If you have an account in the same [Lincoln Fund] as another person or entity at your address, we send one copy of the fund’s prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your client services representative at 800 ###-####. We will begin sending you individual copies of these documents 30 days after receiving your request.The fund sells and redeems its shares, after deduction of any applicable sales charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request in good order. The value of shares redeemed may be more or less than original cost.The fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.Payment to Financial IntermediariesLIA and its affiliates, including LFD, may pay certain costs of marketing the fund from legitimate profits. LIA may also share with financial intermediaries certain marketing expenses or pay for the opportunity to distribute the fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. LIA or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the fund for these types of or other services. The amount of these payments is determined from time to time by LIA and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make fund shares available to their customers, and may allow the fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for fund shares or the amount that the fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell fund shares and you should contact your financial intermediary for details about any payments it may receive from the fund or from LIA. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers’ assets typically range between ___% and ___% in a given year of assets invested in the fund by the financial intermediary’s customers.

16

  For more information, please see the Statement of Additional Information.Market TimingFrequent, large, or short-term transfers among the funds, such as those associated with “market timing” transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund’s portfolio, and increase brokerage and administrative costs of the funds. As a result, the funds discourage such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund’s board of trustees (the “Market Timing Procedures”). To the extent that there is a delay between a change in the value of a fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of a fund’s portfolio securities. The fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The fund and LIA each reserves the right to reject or restrict or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the fund or LIA, the transaction may adversely affect the interests of a fund or its shareholders. Among other things, the fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective. As a result of these noted limitations, there is no guarantee that the fund will be able to identify possible market timing activity or that market timing will not occur in the fund. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments. In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.Portfolio Holdings DisclosureA description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.Distribution Policy and Federal Income Tax ConsiderationsDividends and distributionsThe fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The fund expects to declare dividends [annually] and distribute all of its net investment income, if any, to shareholders as dividends [yearly]. The fund will distribute net realized capital gains, if any, at least annually, usually in December. The fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund. The amount of any distribution will vary, and there is no guarantee the fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.Annual statementsEach year, the fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.Tax considerationsFund distributions. The fund expects that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional fund shares or receive them in cash.

17

  For federal income tax purposes, fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.Sale or redemption of Fund shares. A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your fund shares for shares of a different [Lincoln Fund] is the same as a sale.State and local taxes. Fund distributions and gains from the sale or exchange of your fund shares generally are subject to state and local taxes.This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the fund.

18

  Financial HighlightsThe fund was not available for investment as of the date of this Prospectus. As a result there are no financial highlights available for this fund.

19

  General InformationYou can find additional information in the fund’s statement of additional information (SAI), which is on file with the SEC. The fund incorporates its SAI, dated XXXXX, 2011, into its prospectus. The fund will provide a free copy of its SAI upon request.You can find further information about the fund’s investments in the fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request.The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust’s independent auditors. For an SAI, annual or semi-annual report, either write [to come], P.O. Box 2340, Fort Wayne, Indiana 46801, or call XXXXX. Also call this number to request other information about the fund, or to make inquiries. The Trust does not maintain an internet website.You can review and copy information about the fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.SEC File No: (to come)

  Lincoln Advisors Trust [  ] Protected Profile 2030 Fund
Class A	Class C	Class I
(ticker)	(ticker)	(ticker)
  1300 South Clinton Street
  Fort Wayne, Indiana 46802  Prospectus _________, 2011 The fund is a series of the Lincoln Advisors Trust (referred to as “fund”). This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.
  As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
  We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

  ItemPage

  [   ] Protected Profile 2030 FundInvestment Objective The investment objective of the [  ] Protected Profile 2030 Fund is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $[insert] in Class A shares of eligible funds that Lincoln offers. More information about these and other discounts is available in the “Classes of Fund Shares” section on page of the fund’s prospectus or from your financial advisor.
	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	[ ]	[ ]	[ ]
Maximum Deferred Sales Charge (Load)	[ ]	[ ]	[ ]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%	%	%
Distribution and/or Service (12b-1 fees)%		%	None
Other Expenses[1]	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses (AFFE)	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses	[ ]	[ ]	[ ]
Less Expense Reimbursement[2]	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses (After Expense Reimbursement)%		%	%
[1]	“Other Expenses” and “AFFE” are based on estimated amounts for the current fiscal year.
[2]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.__% of average daily net assets for Class A of the fund (__% for Class C and __% for Class I). [The agreement will continue at least through _____________, 2012.]

[ ] Protected Profile 2030 Fund	1

  ExampleThis example is intended to help you compare the cost of investing in the Profile Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example.
	1 year	3 years
Class A	$	$
Class C	$	$
Class I	$	$
  Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is newly organized, no portfolio turnover figures are available. Principal Investment Strategies The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds, including exchange-traded funds. The underlying funds invest primarily in equity securities and/or fixed income securities. The Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities.The fund will have at least 2/3 of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds), including exchange-traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxx Funds. The Profile Fund’s largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities and both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets. A significantly smaller allocation will be made to underlying funds that primarily invest in domestic and global fixed income securities, including mortgage-backed bonds, various derivative instruments and futures. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The advisor will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage the fund’s overall economic exposure to equity securities. The fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme

2	[ ] Protected Profile 2030 Fund

  market volatility, the short positions held in exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%.  The Profile Fund is designed for investors planning to retire close to the year 2030 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation. Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds, 68% of which will be in underlying funds that invest primarily in equity securities and 32% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. At the target date, at least 80% of the Profile Fund is anticipated to be invested in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion of the Profile Fund not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. As a result, the economic exposure to equities at the target date may vary between a low of 0% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the target date to be between 35% and 55%.The Profile Fund’s allocation to underlying funds that invest in equity securities will continue to decline until approximately 20 years after its target date, when its allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2050. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the landing date to be between 15% and 25%.The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the model. At that time, the level of exchange-traded futures held will be adjusted for any changes to the asset allocation model. This will ensure that the overall risk level of the fund remains aligned with the protection strategy and the current level of the adviser’s assessment of overall market risk and general economic climate. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%.On a quarterly basis, the adviser will evaluate the need to add, remove and/or re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds held by the Profile Fund to the asset allocation model. In general, the adviser does not anticipate making frequent changes in the asset allocation model and will not attempt to time the market. The amount of exchange-traded futures in the Profile Fund, which will affect the investor’s exposure to equity securities, will fluctuate daily based upon market conditions. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2030 [Retail] Profile Composite. The 2030 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [16% Barclays Capital U.S. Tips Index, 14% Barclays Capital U.S. Aggregate Index, 49% Wilshire 5000 Total Market IndexSM, 18% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).] The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the return of the un-hedged 2030 [Retail] Profile Composite in strong, increasing markets. The underlying fund selection is made based on the Profile Fund’s particular asset allocation model, the adviser’s desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund.

[ ] Protected Profile 2030 Fund	3

  Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
    Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
    Asset Allocation Risk: The fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The fund is subject to the risk that the fund may allocate assets to an asset class that underperforms other asset classes.
    Passive Management Risk: The fund uses an indexing strategy and does not individually select securities. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
    Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the fund’s performance my sometimes be lower than that of other types of funds.
    Growth Stocks Risks: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.
    Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the fund’s shares.
    Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
    Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
    Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.
    Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
    Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
    Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
    Currency Risk: The value of the fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of foreign investments.
    Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
    Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
    Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
    Fund of Funds Risk: The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds.

4	[ ] Protected Profile 2030 Fund

      Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.
    Fund PerformanceThe fund commenced operations on or about _____, 2011. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Investment Adviser Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President	Since ______ 2011
David A. Weiss	Vice President	Since ______ 2011
    Purchase and Sale of Fund SharesYou may purchase or redeem fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business. Shares may be purchased or redeemed; through your financial advisor; by regular mail (c/o [insert]); by overnight courier service (c/o [insert]); by telephone to your client services representative at 800-###-#### weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800-###-#### at any time; through our web site at [insert]; or by wire. The minimum initial purchase for most accounts is $[insert].Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.Payments to Broker-Dealers and other Financial Intermediaries If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies (including LIA) may pay the intermediary for the sale of those fund shares and/or related services. These payment may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

[ ] Protected Profile 2030 Fund	5

    Investment Objective and Principal Investment Strategies The investment objective of the [  ] Protected Profile 2030 Fund (Profile Fund) is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds, including exchange-traded funds. The underlying funds invest primarily inequity securities and/or fixed income securities. The Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities. The Profile Fund will have at least 2/3 of its assets in underlying funds employing a passive investment style (i.e., index funds), including exchange traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxxx Funds. The Profile Fund invests in underlying funds whose securities of different asset classes, market capitalizations and investment styles in domestic and foreign equity and fixed income securities, offer broad diversification as they strive to attain their investment objectives. The Profile Fund’s largest allocation will be to funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities. These underlying funds will invest in both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets. A smaller allocation of the Profile Fund will be made to underlying funds that primarily invest in domestic and global fixed income securities, including mortgage-backed bonds, various types of derivative instruments and futures.Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the estimated present or future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The adviser will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage overall economic exposure to equity securities. The fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligations under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%.The Profile Fund is designed for investors planning to retire close to the year 2030 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities

6

    which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation.     Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds, 68% of which will be in underlying funds that invest primarily in equity securities and 32% in underlying funds that invest primarily in fixed income securities. As part of the adviser’s protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. At the target date, at least 80% of the Profile Fund is anticipated to be invested in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a part of the adviser’s protection sub-strategy, the portion of the Profile Fund not invested in underlying funds will be invested in exchange traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. As a result, the fund’s aggregate economic exposure to equities at the target date may vary between a low of 0% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the fund’s aggregate economic exposure to equities at the target date to be between 35% and 55%.For approximately 20 years after the Profile Fund reaches its target date, the fund will continue to seek to achieve its investment objective by maintaining its allocation to underlying funds between equity securities and fixed income securities. During this 20-year period, the fund will gradually increase its emphasis on current income and the preservation of capital, and capital appreciation will gradually become a secondary focus of the fund. The Profile Fund’s exposure to equity securities will continue to decline until approximately 20 years after its target date, when the fund’s allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2050. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As part of the adviser’s protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s aggregate economic exposure to equities at the landing date to be between 15% and 25%.The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%. On at least a quarterly basis, the adviser will reassess and potentially re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds in the Profile Fund to the current target asset allocation model. In general, however, the adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2030 [Retail] Profile Composite. The 2030 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [16% Barclays Capital U.S. TIPS Index, 14% Barclays Capital U.S. Aggregate Index, 49% Wilshire 5000 Total Market IndexSM, 18% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net Dividends)]. The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the un-hedged return of the 2030 [Retail] Profile Composite in strong, increasing markets. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. The adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund. Such processes may not achieve the desired results.In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

7

    What are the Underlying Funds?The Profile Fund operates its “fund of funds” structure in reliance on certain federal securities laws that generally permit a find to invest in other affiliated funds, non-affiliated funds within certain percentage limitations, and other securities. The Profile Fund will invest in underlying funds that are advised by LIA, which invest directly in equity and fixed income securities. Because these funds are advised by the same adviser - LIA - they are considered to be affiliated funds. Also, the fund has received an exemptive order from the SEC (Release No. 29196) to permit the fund to invest in non-affiliated funds, securities and other investments, subject to certain conditions.The relative weightings for the Profile Fund in the various underlying funds will vary over time, and the fund is not required to invest in any particular underlying fund. The Profile Fund will maintain a minimum 2/3 allocation to underlying fund that employ a passive investment style (i.e., index funds), including exchange traded funds. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds or other types of investment securities, as described above, all without prior notice to shareholders.The Profile Fund currently expects to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as “Equity” (stocks) and “Fixed Income” (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.
Equity Underlying Funds	Investment Objective

Fixed Income Underlying Funds	Investment Objective

    The Profile Fund operates its “fund of funds” structure in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers.Principal RisksAsset Allocation Risk. The Profile Fund’s investment strategy is to vary the amount invested among the asset classes of securities over time. The fund is subject to asset allocation risk, which is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be over-weighted in equity securities when the stock market is falling and the fixed income market is rising.Passive Management Risk. At least 2/3 of the fund’s net assets are invested in underlying funds employing a passive investment style. Funds with a passive investment styles use an indexing strategy where individual securities (stocks or bonds) are not selected. Passively managed underlying funds will remain fully invested at all times and will be subject to fluctuations in the market indices which they are designed to track. Fund of Funds Risk: Because the fund invests in the shares of the underlying funds, the fund invests in the same investments as made by the various underlying funds. By investing in the fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds. There can be no assurance that the investment objective of the fund or any underlying fund will be achieved. Through its investments in the underlying funds, the fund is subject to the risks of the underlying funds’ investments.Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.Value Stocks Risk; Growth Stocks Risk. For underlying funds allocated to equities, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund’s stock investments to decrease, and you could lose money.Value stocks may never reach what the manager believes to be their full value, or may even go down in price. Different types of stocks (such as “growth” vs. “value” stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund’s performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

8

    Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earning, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.Small and Medium-Cap Companies Risk. Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.Fixed Income Investments (Bonds), including Interest Rate Risk, Credit Risk and Call Risk. For underlying funds allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation’s credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund’s shares, will fluctuate with the changes in the credit ratings of the debt obligations held.Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.Mortgage-Backed Securities Risk. Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issues and guaranteed against default by the U.S. government or its agencies or instrumentalities.The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return and exposing the fund to a lower rate of return upon reinvestment of principal. Early payments of the underlying mortgages cause the mortgage-backed securities to experience significantly greater price and yield volatility than is experienced by more traditional fixed-income securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return that it expected.Derivatives. The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivatives positions. If a derivatives transaction is large or if the relevant market is illiquid (as is the case with privately negotiated derivatives), it may be impossible to initiate a desired derivatives transaction or liquidate a position at an advantageous price. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised. For privately negotiated derivatives, the fund must carefully consider the creditworthiness of the counterparty in order to evaluate the potential credit risk involved with each derivatives transaction. Foreign Securities Risk; Currency Risk. For investments in foreign securities and foreign index futures, additional risks are involved that are not present in U.S. securities and futures. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund’s investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities and futures also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, assets allocated to foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

9

    Foreign securities can also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as other restrictions on investment. Investing in local markets may require the fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the fund. These factors may affect the liquidity of the fund’s investment in any country.The value of foreign securities and futures may change as a result of changes in exchange rates reducing the U.S. dollar value of foreign investments. Currency risk is the risk that the U.S. dollar value of a fund’s foreign investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by such investments that are denominated in foreign currencies and may increase any losses. Emerging Markets Risk. Risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.Additional risks of emerging market securities may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized; and small differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging market securities may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may cause the fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of emerging market securities held by the fund. Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested. Hedging Risk. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Management and OrganizationThe fund’s business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.Manager of Managers:  Lincoln Advisors Trust has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the fund’s investment adviser, without further shareholder approval, to enter into and materially amend any sub-advisory agreement upon approval of the Trust’s Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the fund’s adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee the sub-adviser and to recommend their hiring, termination, and replacement.Investment Adviser:  Lincoln Investment Advisors Corporation (LIA) is the investment adviser to the fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.The Trust has entered into an Investment Management Agreement with LIA. The fund operates as a “fund of funds.” In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. The Investment Adviser, its investment management fee rate, and portfolio managers are shown below:

10

Adviser	LIA advisory fee is ____% of the fund’s average net assets
Portfolio Manager(s)	Kevin J. Adamson, CPA and David A. Weiss, CFA are responsible for the day-to-day management of the fund. Mr. Adamson, Vice President of LIA, joined the Lincoln organization in 2004 and since that time he has served as Director of Funds Management Operations responsible for managing daily operations. Mr. Weiss, Vice President of LIA, joined LIA in 2004 and currently serves as Director of Funds Management Research where he is responsible for leading due diligence and research, including oversight of LIA’s asset allocation services.
    LIA may hire consultants to assist it in management of the fund. These consultants will not have management discretion over fund assets. Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of fund shares.A discussion regarding the basis for the Trust’s Board of Trustees approving the investment advisory contract for the fund will be available in the annual report to shareholders for the period ending December 31, 2011.Distributor: The fund’s distributor is Lincoln Fund Distributors, Inc. (“LFD”) LFD, located at [insert], is a broker-dealer registered with the SEC. Classes of Fund SharesThe fund offers investors Class A, Class C and Class I shares in this prospectus. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the fund’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from LFD. Class A Shares
      You pay an initial sales charge when you buy Class A shares of the fund. The maximum initial sales charge is [insert%]. The sales charge is deducted from your investment so that not all of your purchase payment is invested.
      You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $[insert] or more of Class A shares. Please see the Statement of Additional Information for details.
      Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.
      You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a [insert]% CDSC if you purchase $[insert] or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. [The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge.] Please see the Statement of Additional Information for details.
    Class C Shares
      You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.
      You normally pay a CDSC of [insert]% if you redeem Class C shares during the first year after your initial purchase. [The Class C CDSC is waived for certain categories of investors.] Please see the Statement of Additional Information for details.
      Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
    Class I Shares
      You do not pay an initial sales charge when you buy Class I shares or a CDSC when you redeem Class I shares.
      Class I shares are not subject to 12b-1 fees. Therefore, Class I shares shareholders generally pay lower annual expenses and receive higher dividends than Class A and Class C shareholders.
    Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A and Class C shares.

11

    Initial Sales Charges—Class A SharesThis section includes important information about sales charge reduction programs available to investors in Class A shares of the fund and describes information or records you may need to provide to LFD or your financial intermediary in order to be eligible for sales charge reduction programs. Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.
Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

    Investors in the fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust that offer Class A shares (other than any money market fund) (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information. Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. The term “Qualifying Investor” refers to:
(i)	An individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member);
(ii)	A trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
(iii)	An employee benefit plan of a single employer.
*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.
    Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs. Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $[insert] within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $[insert]. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

12

    Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount. Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to:
(i)	Current or retired officers, trustees, directors or employees of the Trust, Lincoln Variable Insurance Products Trust, LNC, LIA, or LFD, other affiliates of LNC, in any case at the discretion of LNC, LIA or LFD; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons; or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if LFD anticipates that there will be minimal sales expenses associated with the sale;
(ii)	Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;
(iii)	Trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser which has an agreement with LFD with respect to such purchases (including provisions related to minimum levels of investment in a fund), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;
(iv)	Participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by LFD where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;
(v)	Client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which LFD has an agreement for the use of a fund in particular investment products or programs or in particular situations; and
(vi)	Accounts for which the company that serves as trustee or custodian either (a) is affiliated with LNC or (b) has a specific agreement to that effect with the LFD.
    In addition, Class A shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges. Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify LFD that the investor qualifies for such a reduction. If LFD is not notified that the investor is eligible for these reductions, LFD will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or LFD to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the fund or other Eligible Funds held in:
      All of the investor’s accounts held directly with the Trust or through a financial intermediary;
      Any account of the investor at another financial intermediary; and
      Accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
    CDSCs on Class C SharesUnless you are eligible for a waiver, if you sell (redeem) your Class C shares of a fund within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.
Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First
Thereafter
    CDSCs on Class A SharesUnless a waiver applies, investors who purchase $[insert] or more of Class A shares (and, thus, pay no initial sales charge) of a fund will be subject to a [insert]% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

13

    How CDSCs will be CalculatedA CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares to fall below the total dollar amount of your purchase payments subject to the CDSC. The following rules apply under the method for calculating CDSCs:
      Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
      For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
      CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account
      In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.
    Reductions and Waivers of Initial Sales Charges and CDSCsThe initial sales charges on Class A shares and the CDSCs on ClassA and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. Distribution and Servicing (12b-1) PlansThe fund pays fees to LFD on an ongoing basis as compensation for the services LFD renders and the expenses it bears in connection with the sale and distribution of fund shares (“distribution fees”) and/or in connection with personal services rendered to fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the fund pursuant to the 1940 Act. Class A shares pay only servicing fees at a rate equal to 0.__% of the average daily net assets of the fund attributable to Class A shares. Class C shares pay both distribution and servicing fees at rate equal to 0.__% of the average daily net assets of the fund attributable to Class C shares. Class I shares are not subject to any distribution or servicing fees. The fees may be used to pay LFD for distribution services and sales support services provided in connection with Class A and Class C shares. The fees may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. Shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the fund’s shares. Because distribution fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Pricing of Fund SharesThe fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the NYSE on each day the NYSE is open for trading. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the fund or its designee prior to such time as agreed upon by the fund and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The fund determines its NAV by:
      adding the values of all securities investments and other assets;
      subtracting liabilities (including dividends payable); and
      dividing by the number of shares outstanding.
    The fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund’s NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.The fund typically values its investments as follows:
      Equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter;
      U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service; and
      Exchange-traded futures contracts, at the exchange’s daily quoted settlement prices.

14

    In certain circumstances, the fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund’s board of trustees. When the fund uses fair value pricing, it may take into account any factors it deems appropriate. The price of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.The fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.Due to its fund of funds structure, the Profile Fund’s net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Fund owns investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments. Purchase and Sale of Fund SharesHow to buy sharesBy mailComplete an investment form and mail it with your check, made payable to the fund and class of shares you wish to purchase, to [insert] or [insert] for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders submitted by mail will not be accepted until such orders are received by ________ at [insert] for investments by regular mail or [insert] for investments by overnight courier service. By wire Ask your bank to wire the amount you want to invest to [insert], ABA # [insert], bank account number [insert]. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 ###-#### so we can assign you an account number. By exchange You may exchange all or part of your investment in one or more [Lincoln Funds] for shares of other [Lincoln Funds]. To open an account by exchange, call __________________________________ at 800 ###-####. Through your financial advisor Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service. The price you pay for shares will depend on when we receive your purchase order. If the fund’s transfer agent or a sub-transfer agent receives your purchase in good order before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on the fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. We reserve the right to reject any purchase order. How to redeem shares By mail You may redeem your shares by mail by writing to [insert] for redemptions by regular mail for redemptions by regular mail or [insert] for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Redemption orders submitted by mail will not be accepted until such orders are received by _____ at [insert] for redemptions by regular mail or [insert] for redemptions by overnight courier service.

15

    By telephone You may redeem up to [$100,000] of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. By wire You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. Through your financial advisor Your financial advisor can handle all the details of redeeming your shares (selling them back to the fund). Your financial advisor may charge a separate fee for this service. When you send us a properly completed request form to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds. Redemptions-in-kind The fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind. Account minimum If you redeem shares and your account balance falls below $___, the fund may redeem your shares after 60 days’ written notice to you. Exchanges You may generally exchange all or part of your shares for shares of the same class of another [Lincoln Fund]. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through such an exchange. Document delivery If you have an account in the same [Lincoln Fund] as another person or entity at your address, we send one copy of the fund’s prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your client services representative at 800 ###-####. We will begin sending you individual copies of these documents 30 days after receiving your request.The fund sells and redeems its shares, after deduction of any applicable sales charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request in good order. The value of shares redeemed may be more or less than original cost.The fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.Payment to Financial IntermediariesLIA and its affiliates, including LFD, may pay certain costs of marketing the fund from legitimate profits. LIA may also share with financial intermediaries certain marketing expenses or pay for the opportunity to distribute the fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. LIA or its affiliates may pay

16

    amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the fund for these types of or other services.     The amount of these payments is determined from time to time by LIA and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make fund shares available to their customers, and may allow the fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for fund shares or the amount that the fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell fund shares and you should contact your financial intermediary for details about any payments it may receive from the fund or from LIA. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers’ assets typically range between ___% and ___% in a given year of assets invested in the fund by the financial intermediary’s customers.For more information, please see the Statement of Additional Information.Market TimingFrequent, large, or short-term transfers among the funds, such as those associated with “market timing” transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund’s portfolio, and increase brokerage and administrative costs of the funds. As a result, the funds discourage such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund’s board of trustees (the “Market Timing Procedures”). To the extent that there is a delay between a change in the value of a fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of a fund’s portfolio securities. The fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The fund and LIA each reserves the right to reject or restrict or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the fund or LIA, the transaction may adversely affect the interests of a fund or its shareholders. Among other things, the fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective. As a result of these noted limitations, there is no guarantee that the fund will be able to identify possible market timing activity or that market timing will not occur in the fund. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments. In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.Portfolio Holdings DisclosureA description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.

17

    Distribution Policy and Federal Income Tax ConsiderationsDividends and distributionsThe fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The fund expects to declare dividends [annually] and distribute all of its net investment income, if any, to shareholders as dividends [yearly]. The fund will distribute net realized capital gains, if any, at least annually, usually in December. The fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund. The amount of any distribution will vary, and there is no guarantee the fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.Annual statementsEach year, the fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.Tax considerationsFund distributions. The fund expects that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional fund shares or receive them in cash.For federal income tax purposes, fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.Sale or redemption of Fund shares. A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your fund shares for shares of a different [Lincoln Fund] is the same as a sale.State and local taxes. Fund distributions and gains from the sale or exchange of your fund shares generally are subject to state and local taxes.This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the fund.

18

    Financial HighlightsThe fund was not available for investment as of the date of this Prospectus. As a result there are no financial highlights available for this fund.

19

    General InformationYou can find additional information in the fund’s statement of additional information (SAI), which is on file with the SEC. The fund incorporates its SAI, dated XXXXX, 2011, into its prospectus. The fund will provide a free copy of its SAI upon request.You can find further information about the fund’s investments in the fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request.The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust’s independent auditors. For an SAI, annual or semi-annual report, either write [to come], P.O. Box 2340, Fort Wayne, Indiana 46801, or call XXXXX. Also call this number to request other information about the fund, or to make inquiries. The Trust does not maintain an internet website.You can review and copy information about the fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.SEC File No: (to come)

    Lincoln Advisors Trust [  ] Protected Profile 2040 Fund
Class A	Class C	Class I
(ticker)	(ticker)	(ticker)
    1300 South Clinton Street
    Fort Wayne, Indiana 46802    Prospectus _________, 2011 The fund is a series of the Lincoln Advisors Trust (referred to as “fund”). This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.
    As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
    We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

    ItemPage

    [   ] Protected Profile 2040 FundInvestment Objective The investment objective of the [  ] Protected Profile 2040 Fund is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $[insert] in Class A shares of eligible funds that Lincoln offers. More information about these and other discounts is available in the “Classes of Fund Shares” section on page of the fund’s prospectus or from your financial advisor.
	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	[ ]	[ ]	[ ]
Maximum Deferred Sales Charge (Load)	[ ]	[ ]	[ ]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%	%	%
Distribution and/or Service (12b-1 fees)%		%	None
Other Expenses[1]	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses (AFFE)	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses	[ ]	[ ]	[ ]
Less Expense Reimbursement[2]	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses (After Expense Reimbursement)%		%	%
[1]	“Other Expenses” and “AFFE” are based on estimated amounts for the current fiscal year.
[2]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.__% of average daily net assets for Class A of the fund (__% for Class C and __% for Class I). [The agreement will continue at least through _____________, 2012.]

[ ] Protected Profile 2040 Fund	1

    ExampleThis example is intended to help you compare the cost of investing in the Profile Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example.
	1 year	3 years
Class A	$	$
Class C	$	$
Class I	$	$
    Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is newly organized, no portfolio turnover figures are available. Principal Investment Strategies The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds. The underlying funds invest primarily in equity securities and/or fixed income securities. The Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities.The fund will have at least 2/3 of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds), including exchange-traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxx Funds. The Profile Fund’s largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities and both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets. A significantly smaller allocation will be made to underlying funds that primarily invest in domestic and global fixed income securities, including mortgage-backed bonds and futures. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The advisor will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage the fund’s overall economic exposure to equity securities. The fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%.

2	[ ] Protected Profile 2040 Fund

    The Profile Fund is designed for investors planning to retire close to the year 2040 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation. Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds, 82% of which will be in underlying funds that invest primarily in equity securities and 18% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. At the target date, at least 80% of the Profile Fund is anticipated to be invested in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion of the Profile Fund not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. As a result, the economic exposure to equities at the target date may vary between a low of 0% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the target date to be between 35% and 55%.The Profile Fund’s allocation to underlying funds that invest in equity securities will continue to decline until approximately 20 years after its target date, when its allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2060. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the landing date to be between 15% and 25%.The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the model. At that time, the level of exchange-traded futures held will be adjusted for any changes to the asset allocation model. This will ensure that the overall risk level of the fund remains aligned with the protection strategy and the current level of the adviser’s assessment of overall market risk and general economic climate. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%.On a quarterly basis, the adviser will evaluate the need to add, remove and/or re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds held by the Profile Fund to the asset allocation model. In general, the adviser does not anticipate making frequent changes in the asset allocation model and will not attempt to time the market. The amount of exchange-traded futures in the Profile Fund, which will affect the investor’s exposure to equity securities, will fluctuate daily based upon market conditions. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2040 [Retail] Profile Composite. The 2040 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [5% Barclays Capital U.S. Tips Index, 10 Barclays Capital U.S. Aggregate Index, 57% Wilshire 5000 Total Market IndexSM, 24% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).] The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the return of the un-hedged 2040 [Retail] Profile Composite in strong, increasing markets. The underlying fund selection is made based on the Profile Fund’s particular asset allocation model, the adviser’s desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund.

[ ] Protected Profile 2040 Fund	3

    Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
      Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
      Asset Allocation Risk: The fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The fund is subject to the risk that the fund may allocate assets to an asset class that underperforms other asset classes.
      Passive Management Risk: The fund uses an indexing strategy and does not individually select securities. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
      Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the fund’s performance my sometimes be lower than that of other types of funds.
      Growth Stocks Risks: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.
      Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the fund’s shares.
      Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
      Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
      Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.
      Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
      Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
      Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
      Currency Risk: The value of the fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of foreign investments.
      Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
      Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
      Fund of Funds Risk: The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds.
      Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.

4	[ ] Protected Profile 2040 Fund

    Fund PerformanceThe fund commenced operations on or about _____, 2011. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Investment Adviser Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President	Since ______ 2011
David A. Weiss	Vice President	Since ______ 2011
    Purchase and Sale of Fund SharesYou may purchase or redeem fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business. Shares may be purchased or redeemed; through your financial advisor; by regular mail (c/o [insert]); by overnight courier service (c/o [insert]); by telephone to your client services representative at 800-###-#### weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800-###-#### at any time; through our web site at [insert]; or by wire. The minimum initial purchase for most accounts is $[insert].Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.Payments to Broker-Dealers and other Financial Intermediaries If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies (including LIA) may pay the intermediary for the sale of those fund shares and/or related services. These payment may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

[ ] Protected Profile 2040 Fund	5

    Investment Objective and Principal Investment Strategies The investment objective of the [  ] Protected Profile 2040 Fund (Profile Fund) is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds. The underlying funds invest primarily inequity securities and/or fixed income securities. The Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities. The Profile Fund will have at least 2/3 of its assets in underlying funds employing a passive investment style (i.e., index funds), including exchange traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxxx Funds. The Profile Fund invests in underlying funds whose securities of different asset classes, market capitalizations and investment styles in domestic and foreign equity and fixed income securities, offer broad diversification as they strive to attain their investment objectives. The Profile Fund’s largest allocation will be to funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities. These underlying funds will invest in both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets. A smaller allocation of the Profile Fund will be made to underlying funds that primarily invest in domestic and global fixed income securities, including mortgage-backed bonds and futures.Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the estimated present or future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The adviser will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage overall economic exposure to equity securities. The fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligations under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%.The Profile Fund is designed for investors planning to retire close to the year 2040 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor

6

    moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation.     Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds, 82% of which will be in underlying funds that invest primarily in equity securities and 18% in underlying funds that invest primarily in fixed income securities. As part of the adviser’s protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. At the target date, at least 80% of the Profile Fund is anticipated to be invested in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a part of the adviser’s protection sub-strategy, the portion of the Profile Fund not invested in underlying funds will be invested in exchange traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. As a result, the fund’s aggregate economic exposure to equities at the target date may vary between a low of 0% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the fund’s aggregate economic exposure to equities at the target date to be between 35% and 55%.For approximately 20 years after the Profile Fund reaches its target date, the fund will continue to seek to achieve its investment objective by maintaining its allocation to underlying funds between equity securities and fixed income securities. During this 20-year period, the fund will gradually increase its emphasis on current income and the preservation of capital, and capital appreciation will gradually become a secondary focus of the fund. The Profile Fund’s exposure to equity securities will continue to decline until approximately 20 years after its target date, when the fund’s allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2060. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As part of the adviser’s protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s aggregate economic exposure to equities at the landing date to be between 15% and 25%.The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%. On at least a quarterly basis, the adviser will reassess and potentially re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds in the Profile Fund to the current target asset allocation model. In general, however, the adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2040 [Retail] Profile Composite. The 2040 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [5% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 57% Wilshire 5000 Total Market IndexSM, 24% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net Dividends)]. The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the un-hedged return of the 2040 [Retail] Profile Composite in strong, increasing markets. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. The adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund. Such processes may not achieve the desired results.In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.What are the Underlying Funds?The Profile Fund operates its “fund of funds” structure in reliance on certain federal securities laws that generally permit a find to invest in other affiliated funds, non-affiliated funds within certain percentage limitations, and other securities. The Profile Fund will

7

    invest in underlying funds that are advised by LIA, which invest directly in equity and fixed income securities. Because these funds are advised by the same adviser - LIA - they are considered to be affiliated funds. Also, the fund has received an exemptive order from the SEC (Release No. 29196) to permit the fund to invest in non-affiliated funds, securities and other investments, subject to certain conditions.    The relative weightings for the Profile Fund in the various underlying funds will vary over time, and the Target Maturity Profile Fund is not required to invest in any particular underlying fund. The Profile Fund will maintain a minimum 2/3 allocation to underlying fund that employ a passive investment style (i.e., index funds), including exchange traded funds. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds or other types of investment securities, as described above, all without prior notice to shareholders.The Profile Fund currently expects to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as “Equity” (stocks) and “Fixed Income” (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.
Equity Underlying Funds	Investment Objective

Fixed Income Underlying Funds	Investment Objective

    The Profile Fund operates its “fund of funds” structure in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers.Principal RisksAsset Allocation Risk. The Profile Fund’s investment strategy is to vary the amount invested among the asset classes of securities over time. The fund is subject to asset allocation risk, which is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be over-weighted in equity securities when the stock market is falling and the fixed income market is rising.Passive Management Risk. At least 2/3 of the fund’s net assets are invested in underlying funds employing a passive investment style. Funds with a passive investment styles use an indexing strategy where individual securities (stocks or bonds) are not selected. Passively managed underlying funds will remain fully invested at all times and will be subject to fluctuations in the market indices which they are designed to track. Fund of Funds Risk: Because the fund invests in the shares of the underlying funds, the fund invests in the same investments as made by the various underlying funds. By investing in the fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds. There can be no assurance that the investment objective of the fund or any underlying fund will be achieved. Through its investments in the underlying funds, the fund is subject to the risks of the underlying funds’ investments.Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.Value Stocks Risk; Growth Stocks Risk. For underlying funds allocated to equities, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund’s stock investments to decrease, and you could lose money.Value stocks may never reach what the manager believes to be their full value, or may even go down in price. Different types of stocks (such as “growth” vs. “value” stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund’s performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earning, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a

8

    down market. The growth style may, over time, go in and out of favor. At times when growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.    Small and Medium-Cap Companies Risk. Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.Fixed Income Investments (Bonds), including Interest Rate Risk, Credit Risk and Call Risk. For underlying funds allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mort- gage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation’s credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund’s shares, will fluctuate with the changes in the credit ratings of the debt obligations held.Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.Mortgage-Backed Securities Risk. Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issues and guaranteed against default by the U.S. government or its agencies or instrumentalities.The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return and exposing the fund to a lower rate of return upon reinvestment of principal. Early payments of the underlying mortgages cause the mortgage-backed securities to experience significantly greater price and yield volatility than is experienced by more traditional fixed-income securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return that it expected.Foreign Securities Risk; Currency Risk. For investments in foreign securities and foreign index futures, additional risks are involved that are not present in U.S. securities and futures. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund’s investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities and futures also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, assets allocated to foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.Foreign securities can also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as other restrictions on investment. Investing in local markets may require the fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the fund. These factors may affect the liquidity of the fund’s investment in any country.The value of foreign securities and futures may change as a result of changes in exchange rates reducing the U.S. dollar value of foreign investments. Currency risk is the risk that the U.S. dollar value of a fund’s foreign investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by such investments that are denominated in foreign currencies and may increase any losses. Emerging Markets Risk. Risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

9

    Additional risks of emerging market securities may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized; and small differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging market securities may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may cause the fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing emerging market securities held by the fund. Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.Hedging Risk. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Management and OrganizationThe fund’s business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.Manager of Managers:  Lincoln Advisors Trust has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the fund’s investment adviser, without further shareholder approval, to enter into and materially amend any sub-advisory agreement upon approval of the Trust’s Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the fund’s adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee the sub-adviser and to recommend their hiring, termination, and replacement.Investment Adviser:  Lincoln Investment Advisors Corporation (LIA) is the investment adviser to the fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.The Trust has entered into an Investment Management Agreement with LIA. The fund operates as a “fund of funds.” In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. The Investment Adviser, its investment management fee rate, and portfolio managers are shown below:
Adviser	LIA advisory fee is ____% of the fund’s average net assets
Portfolio Manager(s)	Kevin J. Adamson, CPA and David A. Weiss, CFA are responsible for the day-to-day management of the fund. Mr. Adamson, Vice President of LIA, joined the Lincoln organization in 2004 and since that time he has served as Director of Funds Management Operations responsible for managing daily operations. Mr. Weiss, Vice President of LIA, joined LIA in 2004 and currently serves as Director of Funds Management Research where he is responsible for leading due diligence and research, including oversight of LIA’s asset allocation services.
    LIA may hire consultants to assist it in management of the fund. These consultants will not have management discretion over fund assets. Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of fund shares.A discussion regarding the basis for the Trust’s Board of Trustees approving the investment advisory contract for the fund will be available in the annual report to shareholders for the period ending December 31, 2011.Distributor: The fund’s distributor is Lincoln Fund Distributors, Inc. (“LFD”) LFD, located at [insert], is a broker-dealer registered with the SEC.

10

    Classes of Fund SharesThe fund offers investors Class A, Class C and Class I shares in this prospectus. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the fund’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from LFD. Class A Shares
      You pay an initial sales charge when you buy Class A shares of the fund. The maximum initial sales charge is [insert%]. The sales charge is deducted from your investment so that not all of your purchase payment is invested.
      You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $[insert] or more of Class A shares. Please see the Statement of Additional Information for details.
      Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.
      You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a [insert]% CDSC if you purchase $[insert] or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. [The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge.] Please see the Statement of Additional Information for details.
    Class C Shares
      You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.
      You normally pay a CDSC of [insert]% if you redeem Class C shares during the first year after your initial purchase. [The Class C CDSC is waived for certain categories of investors.] Please see the Statement of Additional Information for details.
      Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
    Class I Shares
      You do not pay an initial sales charge when you buy Class I shares or a CDSC when you redeem Class I shares.
      Class I shares are not subject to 12b-1 fees. Therefore, Class I shares shareholders generally pay lower annual expenses and receive higher dividends than Class A and Class C shareholders.
    Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A and Class C shares. Initial Sales Charges—Class A SharesThis section includes important information about sales charge reduction programs available to investors in Class A shares of the fund and describes information or records you may need to provide to LFD or your financial intermediary in order to be eligible for sales charge reduction programs. Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.
Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

    Investors in the fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege.

11

    These programs, which apply to purchases of one or more funds that are series of the Trust that offer Class A shares (other than any money market fund) (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.     Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. The term “Qualifying Investor” refers to:
(i)	An individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member);
(ii)	A trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
(iii)	An employee benefit plan of a single employer.
*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.
    Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs. Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $[insert] within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $[insert]. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information. Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount. Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to:
(i)	Current or retired officers, trustees, directors or employees of the Trust, Lincoln Variable Insurance Products Trust, LNC, LIA, or LFD, other affiliates of LNC, in any case at the discretion of LNC, LIA or LFD; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons; or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if LFD anticipates that there will be minimal sales expenses associated with the sale;
(ii)	Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;
(iii)	Trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser which has an agreement with LFD with respect to such purchases (including provisions related to minimum levels of investment in a fund), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;
(iv)	Participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by LFD where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

12

(v)	Client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which LFD has an agreement for the use of a fund in particular investment products or programs or in particular situations; and
(vi)	Accounts for which the company that serves as trustee or custodian either (a) is affiliated with LNC or (b) has a specific agreement to that effect with the LFD.
    In addition, Class A shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges. Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify LFD that the investor qualifies for such a reduction. If LFD is not notified that the investor is eligible for these reductions, LFD will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or LFD to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the fund or other Eligible Funds held in:
      All of the investor’s accounts held directly with the Trust or through a financial intermediary;
      Any account of the investor at another financial intermediary; and
      Accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
    CDSCs on Class C SharesUnless you are eligible for a waiver, if you sell (redeem) your Class C shares of a fund within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.
Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First
Thereafter
    CDSCs on Class A SharesUnless a waiver applies, investors who purchase $[insert] or more of Class A shares (and, thus, pay no initial sales charge) of a fund will be subject to a [insert]% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below. How CDSCs will be CalculatedA CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares to fall below the total dollar amount of your purchase payments subject to the CDSC. The following rules apply under the method for calculating CDSCs:
      Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
      For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
      CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account
      In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.
    Reductions and Waivers of Initial Sales Charges and CDSCsThe initial sales charges on Class A shares and the CDSCs on ClassA and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details.

13

    Distribution and Servicing (12b-1) PlansThe fund pays fees to LFD on an ongoing basis as compensation for the services LFD renders and the expenses it bears in connection with the sale and distribution of fund shares (“distribution fees”) and/or in connection with personal services rendered to fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the fund pursuant to the 1940 Act. Class A shares pay only servicing fees at a rate equal to 0.__% of the average daily net assets of the fund attributable to Class A shares. Class C shares pay both distribution and servicing fees at rate equal to 0.__% of the average daily net assets of the fund attributable to Class C shares. Class I shares are not subject to any distribution or servicing fees. The fees may be used to pay LFD for distribution services and sales support services provided in connection with Class A and Class C shares. The fees may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. Shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the fund’s shares. Because distribution fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Pricing of Fund SharesThe fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the NYSE on each day the NYSE is open for trading. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the fund or its designee prior to such time as agreed upon by the fund and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The fund determines its NAV by:
      adding the values of all securities investments and other assets;
      subtracting liabilities (including dividends payable); and
      dividing by the number of shares outstanding.
    The fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund’s NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.The fund typically values its investments as follows:
      Equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter;
      U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service; and
      Exchange-traded futures contracts, at the exchange’s daily quoted settlement prices.
    In certain circumstances, the fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund’s board of trustees. When the fund uses fair value pricing, it may take into account any factors it deems appropriate. The price of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.The fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.Due to its fund of funds structure, the Profile Fund’s net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Fund owns investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

14

    Purchase and Sale of Fund SharesHow to buy sharesBy mailComplete an investment form and mail it with your check, made payable to the fund and class of shares you wish to purchase, to [insert] or [insert] for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders submitted by mail will not be accepted until such orders are received by ________ at [insert] for investments by regular mail or [insert] for investments by overnight courier service. By wire Ask your bank to wire the amount you want to invest to [insert], ABA # [insert], bank account number [insert]. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 ###-#### so we can assign you an account number. By exchange You may exchange all or part of your investment in one or more [Lincoln Funds] for shares of other [Lincoln Funds]. To open an account by exchange, call __________________________________ at 800 ###-####. Through your financial advisor Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service. The price you pay for shares will depend on when we receive your purchase order. If the fund’s transfer agent or a sub-transfer agent receives your purchase in good order before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on the fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. We reserve the right to reject any purchase order. How to redeem shares By mail You may redeem your shares by mail by writing to [insert] for redemptions by regular mail for redemptions by regular mail or [insert] for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Redemption orders submitted by mail will not be accepted until such orders are received by _____ at [insert] for redemptions by regular mail or [insert] for redemptions by overnight courier service. By telephone You may redeem up to [$100,000] of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. By wire You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. Through your financial advisor Your financial advisor can handle all the details of redeeming your shares (selling them back to the fund). Your financial advisor may charge a separate fee for this service. When you send us a properly completed request form to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a

15

    check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.     Redemptions-in-kind The fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind. Account minimum If you redeem shares and your account balance falls below $___, the fund may redeem your shares after 60 days’ written notice to you. Exchanges You may generally exchange all or part of your shares for shares of the same class of another [Lincoln Fund]. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through such an exchange. Document delivery If you have an account in the same [Lincoln Fund] as another person or entity at your address, we send one copy of the fund’s prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your client services representative at 800 ###-####. We will begin sending you individual copies of these documents 30 days after receiving your request.The fund sells and redeems its shares, after deduction of any applicable sales charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request in good order. The value of shares redeemed may be more or less than original cost.The fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.Payment to Financial IntermediariesLIA and its affiliates, including LFD, may pay certain costs of marketing the fund from legitimate profits. LIA may also share with financial intermediaries certain marketing expenses or pay for the opportunity to distribute the fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. LIA or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the fund for these types of or other services. The amount of these payments is determined from time to time by LIA and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make fund shares available to their customers, and may allow the fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for fund shares or the amount that the fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell fund shares and you should contact your financial intermediary for details about any payments it may receive from the fund or from LIA. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers’ assets typically range between ___% and ___% in a given year of assets invested in the fund by the financial intermediary’s customers.For more information, please see the Statement of Additional Information.

16

    Market TimingFrequent, large, or short-term transfers among the funds, such as those associated with “market timing” transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund’s portfolio, and increase brokerage and administrative costs of the funds. As a result, the funds discourage such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund’s board of trustees (the “Market Timing Procedures”). To the extent that there is a delay between a change in the value of a fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of a fund’s portfolio securities. The fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The fund and LIA each reserves the right to reject or restrict or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the fund or LIA, the transaction may adversely affect the interests of a fund or its shareholders. Among other things, the fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective. As a result of these noted limitations, there is no guarantee that the fund will be able to identify possible market timing activity or that market timing will not occur in the fund. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments. In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.Portfolio Holdings DisclosureA description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.Distribution Policy and Federal Income Tax ConsiderationsDividends and distributionsThe fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The fund expects to declare dividends [annually] and distribute all of its net investment income, if any, to shareholders as dividends [yearly]. The fund will distribute net realized capital gains, if any, at least annually, usually in December. The fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund. The amount of any distribution will vary, and there is no guarantee the fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.Annual statementsEach year, the fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.Tax considerationsFund distributions. The fund expects that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional fund shares or receive them in cash.For federal income tax purposes, fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With

17

    respect to taxable years of the fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.    Sale or redemption of Fund shares. A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your fund shares for shares of a different [Lincoln Fund] is the same as a sale.State and local taxes. Fund distributions and gains from the sale or exchange of your fund shares generally are subject to state and local taxes.This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the fund.

18

    Financial HighlightsThe fund was not available for investment as of the date of this Prospectus. As a result there are no financial highlights available for this fund.

19

    General InformationYou can find additional information in the fund’s statement of additional information (SAI), which is on file with the SEC. The fund incorporates its SAI, dated XXXXX, 2011, into its prospectus. The fund will provide a free copy of its SAI upon request.You can find further information about the fund’s investments in the fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request.The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust’s independent auditors. For an SAI, annual or semi-annual report, either write [to come], P.O. Box 2340, Fort Wayne, Indiana 46801, or call XXXXX. Also call this number to request other information about the fund, or to make inquiries. The Trust does not maintain an internet website.You can review and copy information about the fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.SEC File No: (to come)

    Lincoln Advisors Trust [  ] Protected Profile 2050 Fund
Class A	Class C	Class I
(ticker)	(ticker)	(ticker)
    1300 South Clinton Street
    Fort Wayne, Indiana 46802    Prospectus _________, 2011 The fund is a series of the Lincoln Advisors Trust (referred to as “fund”). This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.
    As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
    We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

    ItemPage

    [   ] Protected Profile 2050 FundInvestment Objective The investment objective of the [  ] Protected Profile 2050 Fund is to seek the highest total return over time with a current emphasis on capital appreciation and secondary focus on high current income as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $[insert] in Class A shares of eligible funds that Lincoln offers. More information about these and other discounts is available in the “Classes of Fund Shares” section on page of the fund’s prospectus or from your financial advisor.
	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	[ ]	[ ]	[ ]
Maximum Deferred Sales Charge (Load)	[ ]	[ ]	[ ]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	%	%	%
Distribution and/or Service (12b-1 fees)%		%	None
Other Expenses[1]	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses (AFFE)	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses	[ ]	[ ]	[ ]
Less Expense Reimbursement[2]	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses (After Expense Reimbursement)%		%	%
[1]	“Other Expenses” and “AFFE” are based on estimated amounts for the current fiscal year.
[2]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.__% of average daily net assets for Class A of the fund (__% for Class C and __% for Class I). [The agreement will continue at least through _____________, 2012.]

[ ] Protected Profile 2050 Fund	1

    ExampleThis example is intended to help you compare the cost of investing in the Profile Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example.
	1 year	3 years
Class A	$	$
Class C	$	$
Class I	$	$
[1]	Only one-year and three year expenses are shown since the fund is new. The fund will have expenses beyond year three.
    Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is newly organized, no portfolio turnover figures are available. Principal Investment Strategies The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds, including exchange-traded funds. The underlying funds invest primarily in equity securities and/or fixed income securities. The Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities.The fund will have at least 2/3 of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds), including exchange-traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxx Funds. The Profile Fund’s largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities and both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets, and they may be concentrated in some countries. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The advisor will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage the fund’s overall economic exposure to equity securities. The fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme

2	[ ] Protected Profile 2050 Fund

    market volatility, the short positions held in exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%.    The Profile Fund is designed for investors planning to retire close to the year 2050 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation. Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds which invest primarily in equity securities. As a result of the protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. At the target date, at least 80% of the Profile Fund is anticipated to be invested in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion of the Profile Fund not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. As a result, the economic exposure to equities at the target date may vary between a low of 0% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the target date to be between 35% and 55%.The Profile Fund’s allocation to underlying funds that invest in equity securities will continue to decline until approximately 20 years after its target date, when its allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2070. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the landing date to be between 15% and 25%.The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the model. At that time, the level of exchange-traded futures held will be adjusted for any changes to the asset allocation model. This will ensure that the overall risk level of the fund remains aligned with the protection strategy and the current level of the adviser’s assessment of overall market risk and general economic climate. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%.On a quarterly basis, the adviser will evaluate the need to add, remove and/or re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds held by the Profile Fund to the asset allocation model. In general, the adviser does not anticipate making frequent changes in the asset allocation model and will not attempt to time the market. The amount of exchange-traded futures in the Profile Fund, which will affect the investor’s exposure to equity securities, will fluctuate daily based upon market conditions. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2050 [Retail] Profile Composite. The 2050 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [60% Wilshire 5000 Total Market IndexSM, 35% MSCI EAFE Index (net dividends) and 5% MSCI Emerging Markets Index (net dividends).] The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the return of the un-hedged 2050 [Retail] Profile Composite in strong, increasing markets. The underlying fund selection is made based on the Profile Fund’s particular asset allocation model, the adviser’s desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund.

[ ] Protected Profile 2050 Fund	3

    Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
      Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money. Your investment in the fund is not guaranteed. You can lose money in the fund near, at or after the target date.
      Asset Allocation Risk: The fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The fund is subject to the risk that the fund may allocate assets to an asset class that underperforms other asset classes.
      Passive Management Risk: The underlying funds use an indexing strategy and do not individually select securities. Passively managed underlying funds will remain fully invested at all times and will be subject to fluctuations in the market indices which they are designed to track.
      Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the fund’s performance my sometimes be lower than that of other types of funds.
      Growth Stocks Risks: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.
      Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the fund’s shares.
      Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
      Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
      Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
      Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
      Geographic Concentration Risk: The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.
      Currency Risk: The value of the fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of foreign investments.
      Fund of Funds Risk: The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds.
      Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.

4	[ ] Protected Profile 2050 Fund

    Fund PerformanceThe fund commenced operations on or about _____, 2011. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Investment Adviser Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President	Since ______ 2011
David A. Weiss	Vice President	Since ______ 2011
    Purchase and Sale of Fund SharesYou may purchase or redeem fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business. Shares may be purchased or redeemed; through your financial advisor; by regular mail (c/o [insert]); by overnight courier service (c/o [insert]); by telephone to your client services representative at 800-###-#### weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800-###-#### at any time; through our web site at [insert]; or by wire. The minimum initial purchase for most accounts is $[insert].Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.Payments to Broker-Dealers and other Financial Intermediaries If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies (including LIA) may pay the intermediary for the sale of those fund shares and/or related services. These payment may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

[ ] Protected Profile 2050 Fund	5

    Investment Objective and Principal Investment Strategies The investment objective of the [  ] Protected Profile 2050 Fund (Profile Fund) is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds, including exchange-traded funds. The underlying funds invest primarily inequity securities and/or fixed income securities. The Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities. The Profile Fund will have at least 2/3 of its assets in underlying funds employing a passive investment style (i.e., index funds), including exchange traded funds. The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: xxxxx Funds. The Profile Fund invests in underlying funds whose securities of different asset classes, market capitalizations and investment styles in domestic and foreign equity and fixed income securities, offer broad diversification as they strive to attain their investment objectives. The Profile Fund’s largest allocation will be to funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities. These underlying funds will invest in both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets, and these foreign equity securities may be concentrated in some countries. Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the estimated present or future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The adviser will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage overall economic exposure to equity securities. The fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund. The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligations under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%.The Profile Fund is designed for investors planning to retire close to the year 2050 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor

6

    moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation.     Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds which invest primarily in equity securities. As part of the adviser’s protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. At the target date, at least 80% of the Profile Fund is anticipated to be invested in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a part of the adviser’s protection sub-strategy, the portion of the Profile Fund not invested in underlying funds will be invested in exchange traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. As a result, the fund’s aggregate economic exposure to equities at the target date may vary between a low of 0% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the fund’s aggregate economic exposure to equities at the target date to be between 35% and 55%.For approximately 20 years after the Profile Fund reaches its target date, the fund will continue to seek to achieve its investment objective by maintaining its allocation to underlying funds between equity securities and fixed income securities. During this 20-year period, the fund will gradually increase its emphasis on current income and the preservation of capital, and capital appreciation will gradually become a secondary focus of the fund. The Profile Fund’s exposure to equity securities will continue to decline until approximately 20 years after its target date, when the fund’s allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2070. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As part of the adviser’s protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s aggregate economic exposure to equities at the landing date to be between 15% and 25%.The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%. On at least a quarterly basis, the adviser will reassess and potentially re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds in the Profile Fund to the current target asset allocation model. In general, however, the adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2050 [Retail] Profile Composite. The 2050 [Retail] Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser, is constructed as follows: [60% Wilshire 5000 Total Market IndexSM, 35% MSCI EAFE Index (net dividends) and 5% MSCI Emerging Markets Index (net Dividends)]. The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the un-hedged return of the 2050 [Retail] Profile Composite in strong, increasing markets. The underlying fund selection is made based on the Profile Fund’s particular asset allocation model, the adviser’s desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Pro- file Fund. Such processes may not achieve the desired results.In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.What are the Underlying Funds?The Profile Fund operates its “fund of funds” structure in reliance on certain federal securities laws that generally permit a fund to invest in other affiliated funds, non-affiliated funds within certain percentage limitations, and other securities. The Profile Fund will primarily invest in underlying funds that are advised by LIA, which invest directly in equity and fixed income securities. Because these underlying funds are advised by the same adviser - LIA - they are considered to be affiliated funds. Also, the fund has received an

7

    exemptive order from the SEC (Release No. 29196) to permit the fund to invest in non-affiliated funds, securities and other investments, subject to certain conditions.    The relative weightings for the Profile Fund in the various underlying funds will vary over time, and the Profile Fund is not required to invest in any particular underlying fund. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds or other types of investment securities, as described above, all without prior notice to shareholders.The Profile Fund currently expects to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as “Equity” (stocks) and “Fixed Income” (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.
Equity Underlying Funds	Investment Objective

Fixed Income Underlying Funds	Investment Objective

    Principal RisksAsset Allocation Risk. The Profile Fund’s investment strategy is to vary the amount invested among the asset classes of securities over time. The fund is subject to asset allocation risk, which is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be over-weighted in equity securities when the stock market is falling and the fixed income market is rising.Passive Management Risk. At least 2/3 of the fund’s net assets are invested in underlying funds employing a passive investment style. Funds with a passive investment styles use an indexing strategy where individual securities (stocks or bonds) are not selected. Passively managed underlying funds will remain fully invested at all times and will be subject to fluctuations in the market indices which they are designed to track. Fund of Funds Risk: Because the fund invests in the shares of the underlying funds, the fund invests in the same investments as made by the various underlying funds. By investing in the fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds. There can be no assurance that the investment objective of the fund or any underlying fund will be achieved. Through its investments in the underlying funds, the fund is subject to the risks of the underlying funds’ investments.Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.Value Stocks Risk; Growth Stocks Risk. For underlying funds allocated to equities, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund’s stock investments to decrease, and you could lose money.Value stocks may never reach what the manager believes to be their full value, or may even go down in price. Different types of stocks (such as “growth” vs. “value” stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund’s performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earning, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.Small and Medium-Cap Companies Risk. Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

8

    Foreign Securities Risk; Currency Risk. For investments in foreign securities and foreign index futures, additional risks are involved that are not present in U.S. securities and futures. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund’s investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities and futures also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, assets allocated to foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.Foreign securities can also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as other restrictions on investment. Investing in local markets may require the fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the fund. These factors may affect the liquidity of the fund’s investment in any country.The value of foreign securities and futures may change as a result of changes in exchange rates reducing the U.S. dollar value of foreign investments. Currency risk is the risk that the U.S. dollar value of a fund’s foreign investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by such investments that are denominated in foreign currencies and may increase any losses. Emerging Markets Risk. Risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.Additional risks of emerging market securities may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized; and small differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging market securities may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may cause the fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of emerging market securities held by the fund. Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested. Hedging Risk. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Management and OrganizationThe fund’s business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.Manager of Managers:  Lincoln Advisors Trust has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the fund’s investment adviser, without further shareholder approval, to enter into and materially amend any sub-advisory agreement upon approval of the Trust’s Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the fund’s adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee the sub-adviser and to recommend their hiring, termination, and replacement.Investment Adviser:  Lincoln Investment Advisors Corporation (LIA) is the investment adviser to the fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.The Trust has entered into an Investment Management Agreement with LIA. The fund operates as a “fund of funds.” In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in

9

    a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.     The Investment Adviser, its investment management fee rate, and portfolio managers are shown below:
Adviser	LIA fee is ____% of the fund’s average net assets
Portfolio Manager(s)	Kevin J. Adamson, CPA and David A. Weiss, CFA are responsible for the day-to-day management of the fund. Mr. Adamson, Vice President of LIA, joined the Lincoln organization in 2004 and since that time he has served as Director of Funds Management Operations responsible for managing daily operations. Mr. Weiss, Vice President of LIA, joined LIA in 2004 and currently serves as Director of Funds Management Research where he is responsible for leading due diligence and research, including oversight of LIA’s asset allocation services.
    LIA may hire consultants to assist it in management of the fund. These consultants will not have management discretion over fund assets. Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of fund shares.A discussion regarding the basis for the Trust’s Board of Trustees approving the investment advisory contract for the fund will be available in the annual report to shareholders for the period ending December 31, 2011.Distributor: The fund’s distributor is Lincoln Fund Distributors, Inc. (“LFD”) LFD, located at [insert], is a broker-dealer registered with the SEC. Classes of Fund SharesThe fund offers investors Class A, Class C and Class I shares in this prospectus. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the fund’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from LFD. Class A Shares
      You pay an initial sales charge when you buy Class A shares of the fund. The maximum initial sales charge is [insert%]. The sales charge is deducted from your investment so that not all of your purchase payment is invested.
      You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $[insert] or more of Class A shares. Please see the Statement of Additional Information for details.
      Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.
      You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a [insert]% CDSC if you purchase $[insert] or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. [The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge.] Please see the Statement of Additional Information for details.
    Class C Shares
      You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.
      You normally pay a CDSC of [insert]% if you redeem Class C shares during the first year after your initial purchase. [The Class C CDSC is waived for certain categories of investors.] Please see the Statement of Additional Information for details.
      Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
    Class I Shares
      You do not pay an initial sales charge when you buy Class I shares or a CDSC when you redeem Class I shares.

10

        Class I shares are not subject to 12b-1 fees. Therefore, Class I shares shareholders generally pay lower annual expenses and receive higher dividends than Class A and Class C shareholders.
      Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A and Class C shares. Initial Sales Charges—Class A SharesThis section includes important information about sales charge reduction programs available to investors in Class A shares of the fund and describes information or records you may need to provide to LFD or your financial intermediary in order to be eligible for sales charge reduction programs. Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.
Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

      Investors in the fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust that offer Class A shares (other than any money market fund) (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information. Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. The term “Qualifying Investor” refers to:
(i)	An individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member);
(ii)	A trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
(iii)	An employee benefit plan of a single employer.
*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.
      Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs. Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $[insert] within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $[insert]. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is

11

      made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.       Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount. Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to:
(i)	Current or retired officers, trustees, directors or employees of the Trust, Lincoln Variable Insurance Products Trust, LNC, LIA, or LFD, other affiliates of LNC, in any case at the discretion of LNC, LIA or LFD; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons; or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if LFD anticipates that there will be minimal sales expenses associated with the sale;
(ii)	Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;
(iii)	Trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser which has an agreement with LFD with respect to such purchases (including provisions related to minimum levels of investment in a fund), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;
(iv)	Participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by LFD where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;
(v)	Client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which LFD has an agreement for the use of a fund in particular investment products or programs or in particular situations; and
(vi)	Accounts for which the company that serves as trustee or custodian either (a) is affiliated with LNC or (b) has a specific agreement to that effect with the LFD.
      In addition, Class A shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges. Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify LFD that the investor qualifies for such a reduction. If LFD is not notified that the investor is eligible for these reductions, LFD will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or LFD to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the fund or other Eligible Funds held in:
        All of the investor’s accounts held directly with the Trust or through a financial intermediary;
        Any account of the investor at another financial intermediary; and
        Accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
      CDSCs on Class C SharesUnless you are eligible for a waiver, if you sell (redeem) your Class C shares of a fund within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.
Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First
Thereafter
      CDSCs on Class A SharesUnless a waiver applies, investors who purchase $[insert] or more of Class A shares (and, thus, pay no initial sales charge) of a fund will be subject to a [insert]% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

12

      How CDSCs will be CalculatedA CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares to fall below the total dollar amount of your purchase payments subject to the CDSC. The following rules apply under the method for calculating CDSCs:
        Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
        For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
        CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account
        In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.
      Reductions and Waivers of Initial Sales Charges and CDSCsThe initial sales charges on Class A shares and the CDSCs on ClassA and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. Distribution and Servicing (12b-1) PlansThe fund pays fees to LFD on an ongoing basis as compensation for the services LFD renders and the expenses it bears in connection with the sale and distribution of fund shares (“distribution fees”) and/or in connection with personal services rendered to fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the fund pursuant to the 1940 Act. Class A shares pay only servicing fees at a rate equal to 0.__% of the average daily net assets of the fund attributable to Class A shares. Class C shares pay both distribution and servicing fees at rate equal to 0.__% of the average daily net assets of the fund attributable to Class C shares. Class I shares are not subject to any distribution or servicing fees. The fees may be used to pay LFD for distribution services and sales support services provided in connection with Class A and Class C shares. The fees may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. Shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the fund’s shares. Because distribution fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Pricing of Fund SharesThe fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the NYSE on each day the NYSE is open for trading. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the fund or its designee prior to such time as agreed upon by the fund and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The fund determines its NAV by:
        adding the values of all securities investments and other assets;
        subtracting liabilities (including dividends payable); and
        dividing by the number of shares outstanding.
      The fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund’s NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.The fund typically values its investments as follows:
        Equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter;
        U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service; and
        Exchange-traded futures contracts, at the exchange’s daily quoted settlement prices.

13

      In certain circumstances, the fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund’s board of trustees. When the fund uses fair value pricing, it may take into account any factors it deems appropriate. The price of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.The fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.Due to its fund of funds structure, the Profile Fund’s net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Fund owns investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments. Purchase and Sale of Fund SharesHow to buy sharesBy mailComplete an investment form and mail it with your check, made payable to the fund and class of shares you wish to purchase, to [insert] or [insert] for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders submitted by mail will not be accepted until such orders are received by ________ at [insert] for investments by regular mail or [insert] for investments by overnight courier service. By wire Ask your bank to wire the amount you want to invest to [insert], ABA # [insert], bank account number [insert]. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 ###-#### so we can assign you an account number. By exchange You may exchange all or part of your investment in one or more [Lincoln Funds] for shares of other [Lincoln Funds]. To open an account by exchange, call __________________________________ at 800 ###-####. Through your financial advisor Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service. The price you pay for shares will depend on when we receive your purchase order. If the fund’s transfer agent or a sub-transfer agent receives your purchase in good order before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on the fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. We reserve the right to reject any purchase order. How to redeem shares By mail You may redeem your shares by mail by writing to [insert] for redemptions by regular mail for redemptions by regular mail or [insert] for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Redemption orders submitted by mail will not be accepted until such orders are received by _____ at [insert] for redemptions by regular mail or [insert] for redemptions by overnight courier service.

14

      By telephone You may redeem up to [$100,000] of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. By wire You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption. Through your financial advisor Your financial advisor can handle all the details of redeeming your shares (selling them back to the fund). Your financial advisor may charge a separate fee for this service. When you send us a properly completed request form to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds. Redemptions-in-kind The fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind. Account minimum If you redeem shares and your account balance falls below $___, the fund may redeem your shares after 60 days’ written notice to you. Exchanges You may generally exchange all or part of your shares for shares of the same class of another [Lincoln Fund]. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through such an exchange. Document delivery If you have an account in the same [Lincoln Fund] as another person or entity at your address, we send one copy of the fund’s prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your client services representative at 800 ###-####. We will begin sending you individual copies of these documents 30 days after receiving your request.The fund sells and redeems its shares, after deduction of any applicable sales charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request in good order. The value of shares redeemed may be more or less than original cost.The fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.Payment to Financial IntermediariesLIA and its affiliates, including LFD, may pay certain costs of marketing the fund from legitimate profits. LIA may also share with financial intermediaries certain marketing expenses or pay for the opportunity to distribute the fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. LIA or its affiliates may pay

15

      amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the fund for these types of or other services.       The amount of these payments is determined from time to time by LIA and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make fund shares available to their customers, and may allow the fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for fund shares or the amount that the fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell fund shares and you should contact your financial intermediary for details about any payments it may receive from the fund or from LIA. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers’ assets typically range between ___% and ___% in a given year of assets invested in the fund by the financial intermediary’s customers.For more information, please see the Statement of Additional Information.Market TimingFrequent, large, or short-term transfers among the funds, such as those associated with “market timing” transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund’s portfolio, and increase brokerage and administrative costs of the funds. As a result, the funds discourage such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund’s board of trustees (the “Market Timing Procedures”). To the extent that there is a delay between a change in the value of a fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of a fund’s portfolio securities. The fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The fund and LIA each reserves the right to reject or restrict or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the fund or LIA, the transaction may adversely affect the interests of a fund or its shareholders. Among other things, the fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective. As a result of these noted limitations, there is no guarantee that the fund will be able to identify possible market timing activity or that market timing will not occur in the fund. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments. In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.Portfolio Holdings DisclosureA description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.

16

      Distribution Policy and Federal Income Tax ConsiderationsDividends and distributionsThe fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The fund expects to declare dividends [annually] and distribute all of its net investment income, if any, to shareholders as dividends [yearly]. The fund will distribute net realized capital gains, if any, at least annually, usually in December. The fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund. The amount of any distribution will vary, and there is no guarantee the fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.Annual statementsEach year, the fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.Tax considerationsFund distributions. The fund expects that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional fund shares or receive them in cash.For federal income tax purposes, fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.Sale or redemption of Fund shares. A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your fund shares for shares of a different [Lincoln Fund] is the same as a sale.State and local taxes. Fund distributions and gains from the sale or exchange of your fund shares generally are subject to state and local taxes.This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the fund.

17

      Financial HighlightsThe fund was not available for investment as of the date of this Prospectus. As a result there are no financial highlights available for this fund.

18

      General InformationYou can find additional information in the fund’s statement of additional information (SAI), which is on file with the SEC. The fund incorporates its SAI, dated XXXXX, 2011, into its prospectus. The fund will provide a free copy of its SAI upon request.You can find further information about the fund’s investments in the fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request.The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust’s independent auditors. For an SAI, annual or semi-annual report, either write [to come], P.O. Box 2340, Fort Wayne, Indiana 46801, or call XXXXX. Also call this number to request other information about the fund, or to make inquiries. The Trust does not maintain an internet website.You can review and copy information about the fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.SEC File No: (to come)

Lincoln Advisors Trust

          [ ] Protected Profile 2010 Fund
          [ ] Protected Profile 2020 Fund
          [ ] Protected Profile 2030 Fund
          [ ] Protected Profile 2040 Fund
          [ ] Protected Profile 2050 Fund

     1300 South Clinton Street
     Fort Wayne, Indiana 46802
     Statement of Additional Information September 30, 2011

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about certain series - referred to as "funds" - of
Lincoln Advisors Trust. The funds indicate the funds named in the above caption. Each fund offers three classes of shares: Class A, Class C, and Class
I.

This SAI should be read in conjunction with the funds' prospectuses dated
September 30, 2011. You may obtain a copy of a fund's prospectus or a fund's annual report on request and without charge. Please write The Lincoln National
Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call
1-800-4LINCOLN (454-6265).

September 30, 2011

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents

Item                                                   Page
Description of the Trust and the Funds                  4
Fundamental Investment Restrictions                     4
Additional Investment Strategies and Risks              4
Portfolio Transactions and Brokerage                   13
Portfolio Turnover                                     14
Trustees and Officers                                  14
Investment Adviser                                     20
Porfolio Managers                                      21
Principal Underwriter                                  22
Administration Agreement                               22
Accounting Agreement                                   22
Transfer Agent                                         22
Code of Ethics                                         22
Description of Shares                                  22
Control Persons and Principal Holders of Securities    23
Rule 12b-1 Plan                                        23
Revenue Sharing                                        24
Valuation of Portfolio Securities                      25
Portfolio Holdings Disclosure                          25
Purchase and Redemption Information                    26
Custodian                                              26
Independent Registered Public Accounting Firm          26
Financial Statements                                   27
Taxes                                                  27
APPENDIX A                                             28
APPENDIX B                                             30
APPENDIX C                                             31

                                                                               3

Description of the Trust and the Funds
Lincoln Advisors Trust (the Trust), a Delaware statutory trust formed on June
10, 2011, is an open-end management investment company. Certain of the fund's investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. There can be no assurance that the objective of a fund will be achieved.
Each of the funds is non-diversified within the meaning of the Investment
Company Act of 1940 (1940 Act).

Fundamental Investment Restrictions
The funds have adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a fund's outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of
(1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. In effecting its fundamental policies and investment restrictions, the funds will look through to the portfolio holdings of the affiliated underlying funds in which it invests. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

Each fund may not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

6. Make loans of any security or make any other loan if, as a result, more than
   33 1-3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.

Additional Investment Strategies and Risks
The prospectus discusses each fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies.

Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion.
Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

Investment Strategies and Risks Applicable to Funds

Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers'
acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.

Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers' acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific

merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers' acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers' acceptances can be as long as 270 days, most bankers' acceptances have maturities of six months or less.

Repurchase Agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in the event of bankruptcy of the seller), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the board of trustees or its delegates. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the fund will seek to liquidate such collateral.
However, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

U.S. Government Securities. A fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage
Association (GNMA) certificates and Federal Housing Administration (FHA)
debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer's right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers
Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit
Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities
(STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

The fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts
(TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not
be deemed U.S. Government securities.

The fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the fund invests do not have as high a yield as do more speculative securities not supported by the
U.S. Government or its agencies or instrumentalities.

Investment in Securities of Other Investment Companies. Subject to certain restrictions, as described below, the funds are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits of the Investment Company Act of
1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. In addition, the adviser may invest fund assets in money market funds that they advise or in other investment companies.

                                                                               5

Exchange-Traded Funds ("ETFs"). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Options on Securities. The funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.
A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.
The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss.
This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of a fund's options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the fund were to write a call option based on the adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise
(in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not lose any of its investment in such security if the price does not change.

A fund's written options positions will be covered at all times. A call option written by a fund will be deemed to be covered if the fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a fund will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund. A fund may also cover a written options position by segregating cash or liquid securities equal to the fund's net uncovered obligation.

The effective use of options also depends on the fund's ability to terminate option positions at times when the adviser deems it desirable to do so.
Although the fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the
Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option's expiration and the fund was unable either to acquire the underlying security or to sell the put option in the market.

Spreads and Straddles. In addition to the options strategies described previously, a fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. The fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the fund to purchase and/or write more than one option simultaneously.
Accordingly, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund were to purchase or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if the fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund (or, where the exercise price is less than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference).

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts. The funds may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S.
Government securities, foreign government securities, equity securities or fixed income securities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of an Futures Commission Merchant
(FCM) when the contract is entered into and maintain variation margin requirements. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the fund does business.

Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each fund is permitted to engage in unlimited futures trading activity without registration with the CFTC. Although the fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends

                                                                               7

on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.
In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the fund's access to other assets held to cover its futures positions also could be impaired.

Successful use of futures contracts is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged.
In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.

Options on Futures Contracts. A fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Illiquid Investments. The funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser will determine the liquidity of securities purchased by the funds, subject to oversight by the board of trustees.

The fund may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the fund may avail itself of Rule 144A under the Securities Act of 1933 which permits the fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the fund's investments could be impaired if trading fails to further develop, or if it declines.

Borrowing. Each fund may borrow money to the extent permitted under the 1940
Act. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a fund. Money borrowed will be subject to interest costs and other fees, which could reduce a fund's return and may or may not be recovered by appreciation of the securities purchased. A fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when the fund has borrowed money may involve an element of leverage.

Pledging Assets. A fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the "Borrowing"
restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.

Foreign Currency Transactions. A fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future.
Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency)
approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The fund also may enter into a forward contract with respect to a currency where the fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets.
Also, with regard to a fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that the adviser's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S.
dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S.
dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies.
Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (SEC). To the contrary, such instruments are traded through financial institutions acting as market-makers, although

                                                                               9

foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board
Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.
The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as
(but not limited to) the European Economic Community and the World Bank, or
other issuers.

Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.

As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the value of debt securities typically increase. In periods of rising interest rates, the value of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of the fund's shares to fluctuate in value.

A fund's share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United
States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody's Investors Service
(Moody's) or Standard & Poor's Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.

High Yield Fixed Income Securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities (commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.

High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high yield bonds.

The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be valued in accordance with procedures established by the board of trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price)
established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if the adviser anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. A fund may hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to segregate securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

                                                                              11

Foreign markets may offer less protection to investors than U.S. markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S.
investment or on the ability to repatriate assets or convert currency into U.S.
dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.
Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,
Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the
United Kingdom and the United States. The considerations noted previously generally are intensified for investments in emerging market countries.
Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the funds may invest in
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and
Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S.
dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets.
Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.

Temporary Defensive Strategies. In response to market, economic, political or other conditions, the funds may temporarily use a different investment strategy for defensive purposes. If the funds do so, different factors could affect fund performance and the funds may not achieve their investment objectives.

Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the "principal-only" security (PO)
receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Mortgage-related securities include collaterized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities -  so-called
"non-agency mortgage-backed securities" -  are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S.
Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage-related securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal

to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

Rights and Warrants. Each fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities.
Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a fund which expire without being exercised will result in a loss to the fund.

Lincoln National Corporation (LNC) Stock. LNC is a publicly-held insurance holding company organized under Indiana law. The funds are prohibited from purchasing securities issued by LNC or any affiliate thereof. However, the funds may invest in securities of other investment companies which may in turn invest in LNC stock pursuant to an indexing strategy. Through its subsidiaries,
LNC provides, on a national basis, insurance and financial services.

Portfolio Transactions and Brokerage
The adviser of each fund is responsible for decisions to buy and sell securities and other investments for each fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated
commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.
On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The adviser of each fund currently provides investment advice to a number of other clients. It will be the practice of the adviser to allocate purchase and sale transactions among the fund and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations among the major factors the adviser considers are the investment objectives of the relevant fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser provides investment advice
(including affiliates of the adviser, as the case may be).

On occasions when the adviser to each fund deems the purchase or sale of a security to be in the best interest of the fund, as well as its' other clients, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for its' other clients in order to obtain best execution and lower brokerage

                                                                              13

commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.

In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that,as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser to each fund may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The Board of Trustees will review regularly the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports regarding brokerage practices. The nature of the research services provided to the adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the adviser regards as a useful supplement of its own internal research capabilities.

The adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the adviser; in addition, the adviser may allocate trades among brokers that generally provide superior brokerage and research services. Research services furnished by brokers are for the benefit of all the clients of the adviser and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A fund does not reduce its fee to the adviser by any amount that might be attributable to the value of such services.

No brokerage commissions have been paid by the funds or the adviser since the funds had not yet commenced operations as of the date of this SAI.

No Commissions to Finance Distribution

The Investment Company Act of 1940 permits a fund to use its selling brokers to execute transactions in portfolio securities only if the fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of fund shares. Accordingly, the funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of fund shares: (a)
fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the funds' portfolio transactions effected through any other broker-dealer. The funds have also established other policies and procedures designed to ensure that a fund's brokerage commissions are not used to finance the distribution of fund shares.

Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a fund's purchases or sales of securities (excluding short-term securities) by the average market value of the fund's portfolio securities. The adviser intends to manage each fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a fund's current income available for distribution to its shareholders. While the funds are not managed with the intent of generating short-term capital gains, each fund may dispose of investments (including money market instruments)
regardless of the holding period if, in the opinion of the adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.

Trustees and Officers
The Board of Trustees oversees the management of each fund and elects the
Trust's officers. The Trustees of the Trust (Trustees) have the power to amend the Trust's bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The
Trustees hold their position until their successors are elected and qualified.
The Trust's officers, who also hold their positions until their successors are elected and qualified, are responsible for the day-to-day operations of the funds. Information pertaining to the trustees and executive officers of the
Trust is set forth below. Trustees that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested
Trustees." Trustees who are not interested persons are referred to as
Independent Trustees. The sole shareholder of the Trust, prior to any fund's public offering, elected the Trustees by written consent on June 13, 2011 to serve until the next annual meeting of the shareholders, if any, or until their successors shall have been duly elected and qualified.

The term "Fund Complex" includes the 62 funds of the Lincoln Variable Insurance
Products Trust and the 5 funds of the [Lincoln] Advisors Trust.

Interested Trustees

                          Position(s)        Term of Office
Name, Address and          Held With          and Length of
Year of Birth              the Funds           Time Served
----------------------- --------------- ------------------------
Daniel R. Hayes*        Chairman,       Chairman, President
Radnor Financial        President and   and Trustee since June
Center                  Trustee         2011
150 N. Radnor Chester
Road
Radnor, PA 19087
YOB: 1957

                                                        Number of
                                                         Funds in
                                  Principal                Fund
                                Occupation(s)            Complex            Other Board
Name, Address and                During Past           Overseen by          Memberships
Year of Birth                     Five Years             Trustee          Held by Trustee
----------------------- ----------------------------- ------------- ---------------------------
Daniel R. Hayes*        Vice President, The Lincoln        67       Lincoln Variable Insurance
Radnor Financial        National Life Insurance                     Products Trust
Center                  Company; Formerly: Senior
150 N. Radnor Chester   Vice President, Fidelity
Road                    Investments
Radnor, PA 19087
YOB: 1957

* Daniel R. Hayes, currently Chairman and President of the Trust, is an interested person of the Trust by reason of his being an officer of Lincoln
Life.

Independent Trustees

                          Position(s)     Term of Office
Name, Address and          Held With       and Length of
Year of Birth              the Funds        Time Served
------------------------ ------------- --------------------
Michael D. Coughlin      Trustee       Trustee since June
1300 S. Clinton Street                 2011
Fort Wayne, IN 46802
YOB: 1942
Nancy L. Frisby          Trustee       Trustee since June
1300 S. Clinton Street                 2011
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager       Trustee       Trustee since June
1300 S. Clinton Street                 2011
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon,           Trustee       Trustee since June
Ph.D.                                  2011
1300 S. Clinton Street
Fort Wayne, IN 46802
YOB: 1948
Thomas D. Rath           Trustee       Trustee since June
1300 S. Clinton Street                 2011
Fort Wayne, IN 46802
YOB: 1945

                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex             Other Board
Name, Address and                 During Past           Overseen by           Memberships
Year of Birth                      Five Years             Trustee           Held by Trustee
------------------------ ----------------------------- ------------- ----------------------------
Michael D. Coughlin      Management Consultant,             67       Merrimack County Savings
1300 S. Clinton Street   Owner of Coughlin                           Bank; Trustee of Merrimack
Fort Wayne, IN 46802     Associates                                  Bankcorp, MHC; Lincoln
YOB: 1942                                                            Variable Insurance Products
                                                                     Trust
Nancy L. Frisby          Retired; Formerly: Senior          67        Lincoln Variable Insurance
1300 S. Clinton Street   Vice President and Chief                           Products Trust
Fort Wayne, IN 46802     Financial Officer, Desoto
YOB: 1941                Memorial Hospital
Elizabeth S. Hager       Retired, State                     67        Lincoln Variable Insurance
1300 S. Clinton Street   Representative, State of                           Products Trust
Fort Wayne, IN 46802     New Hampshire; Retired,
YOB: 1944                Executive Director, United
                         Way of Merrimack County
Gary D. Lemon,           Joseph Percival Allen, III,        67        Lincoln Variable Insurance
Ph.D.                    University Professor;                              Products Trust
1300 S. Clinton Street   James W. Emison Director
Fort Wayne, IN 46802     of the Robert C.
YOB: 1948                McDermond Center for
                         Management and
                         Entrepreneurship;
                         Professor of Economics
                         and Management, DePauw
                         University
Thomas D. Rath           Managing Partner, Rath,            67       Associated Grocers of New
1300 S. Clinton Street   Young, and Pignatelli, P.C.                 England; Lincoln Variable
Fort Wayne, IN 46802                                                 Insurance Products Trust
YOB: 1945

                                                                              15

                          Position(s)     Term of Office
Name, Address and          Held With       and Length of
Year of Birth              the Funds        Time Served
------------------------ ------------- --------------------
Kenneth G. Stella        Trustee       Trustee since June
1300 S. Clinton Street                 2011
Fort Wayne, IN 46802
YOB: 1943
David H. Windley         Trustee       Trustee since June
1300 S. Clinton Street                 2011
Fort Wayne, IN 46802
YOB: 1943

                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex            Other Board
Name, Address and                 During Past           Overseen by          Memberships
Year of Birth                      Five Years             Trustee          Held by Trustee
------------------------ ----------------------------- ------------- ---------------------------
Kenneth G. Stella        Retired; Formerly:                 67       Advisory Board of Harris
1300 S. Clinton Street   President Emeritus, Indiana                 Bank; Lincoln Variable
Fort Wayne, IN 46802     Health Association,                         Insurance Products Trust
YOB: 1943                Formerly: President,
                         Indiana Hospital & Health
                         Association
David H. Windley         Retired, Formerly: Director        67       Lincoln Variable Insurance
1300 S. Clinton Street   of Blue & Co., LLC                          Products Trust
Fort Wayne, IN 46802
YOB: 1943

Officers Who Are Not Trustees [TO BE UPDATED BY AMENDMENT]

                                                                                                     Number of
                                                                                                      Funds in
                                                                                Principal               Fund
                             Position(s)          Term of Office              Occupation(s)           Complex       Other Board
Name, Address and             Held With           and Length of                During Past          Overseen by     Memberships
Year of Birth                 the Funds            Time Served                 Five Years             Trustee     Held by Trustee
------------------------ ------------------ ------------------------- ---------------------------- ------------- ----------------
Kevin J. Adamson         Vice President     Vice President since      Vice President, Lincoln           N/A             N/A
1300 S. Clinton Street                      June 2011                 Investment Advisors
Fort Wayne, IN 46802                                                  Corporation; Vice
YOB: 1966                                                             President, Director of
                                                                      Funds Management, The
                                                                      Lincoln National Life
                                                                      Insurance Company;
                                                                      Formerly: Director of
                                                                      Financial Operations, Swiss
                                                                      Re/Lincoln Re
Anant Bhalla             Treasurer, Vice    Treasurer and Vice        Vice President and                N/A             N/A
Radnor Financial         President          President since June      Treasurer, Lincoln National
Center                                      2011                      Corporation; Formerly: Vice
150 N. Radnor Chester                                                 President and Treasurer,
Road                                                                  Ameriprise Financial.
Radnor, PA 19087
YOB: 1978
Diann L. Eggleston       Vice President     Vice President since      Vice President, Lincoln           N/A             N/A
1300 S. Clinton Street                      June 2011                 National Corporation
Fort Wayne, IN 46802
YOB: 1962
William P. Flory, Jr.    Chief Accounting   Vice President and        Second Vice President and         N/A             N/A
1300 S. Clinton Street   Officer and Vice   Chief Accounting          Director of Separate
Fort Wayne, IN 46802     President          Officer since June 2011   Account Operations, The
YOB: 1961                                                             Lincoln National Life
                                                                      Insurance Company
David A. Weiss           Vice President     Vice President since      Vice President, Lincoln           N/A             N/A
One Granite Place                           June 2011                 Investment Advisors
Concord, NH 03301                                                     Corporation; Vice
YOB: 1976                                                             President, Funds
                                                                      Management Research,
                                                                      The Lincoln National Life
                                                                      Insurance Company;
                                                                      Formerly: Director, Funds
                                                                      Management Research;
                                                                      Mutual Fund/Securities
                                                                      Analyst; Senior Mutual
                                                                      Fund Analyst, Jefferson
                                                                      Pilot Corp.

                                                                                                   Number of
                                                                                                    Funds in
                                                                              Principal               Fund
                            Position(s)         Term of Office              Occupation(s)           Complex       Other Board
Name, Address and            Held With          and Length of                During Past          Overseen by     Memberships
Year of Birth                the Funds           Time Served                 Five Years             Trustee     Held by Trustee
------------------------ ---------------- ------------------------- ---------------------------- ------------- ----------------
John (Jack) A.           Vice President   Chief Compliance          Vice President, Investment        N/A             N/A
Weston                   and Chief        Officer since June 2011   Advisor Chief Compliance
One Granite Place        Compliance                                 Officer, The Lincoln
Concord, NH 03301        Officer                                    National Life Insurance
YOB: 1959                                                           Company; Formerly:
                                                                    Treasurer, Jefferson Pilot
                                                                    Variable Fund, Inc.
Jill R. Whitelaw         Secretary and    Secretary since June      Chief Counsel - Funds
1300 S. Clinton Street   Chief Legal      2011                      Management, Lincoln
Fort Wayne, IN 46802     Officer                                    National Corporation; Of
YOB: 1963                                                           Counsel - Montgomery,
                                                                    McCracken, Walker &
                                                                    Rhoades; Director - Merrill
                                                                    Lynch, Pierce, Fenner &
                                                                    Smith

Trustee Qualifications

The following is a brief description of the experience and attributes of each
Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust's Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange
Commission, and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.

Michael D. Coughlin. Mr. Coughlin has served as a Trustee of Lincoln Variable
Insurance Products Trust since 2007 and as a Trustee of [Lincoln] Advisors
Trust since June 2011. Mr. Coughlin previously served as a Director of the
Jefferson Pilot Variable Fund, Inc. (JPVF) from 1989 to 2007, and as Chairman of JPVF from 2005 to 2007. Mike is owner of Michael D. Coughlin Associates
(General Management Consulting) and previously was President of Concord Litho
Company, Inc. from 1985 to 1999. Mr. Coughlin's background includes Chairman or
President roles in a number of companies and charitable organizations. He is currently a Trustee of Merrimack County Savings Bank in New Hampshire. Through
his experience, Mr. Coughlin is qualified to advise the Board in management, financial and investment matters.

Nancy L. Frisby. Ms. Frisby has been a Trustee for the Lincoln Variable
Insurance Products Trust since 1992 and has served as a Trustee of the
[Lincoln] Advisors Trust since June 2011. Ms. Frisby served as the Senior Vice
President (since 2000) and Chief Financial Officer of the DeSoto Memorial
Hospital, Arcadia, Florida from 1999 until her retirement in 2007. She previously served as Chief Financial Officer of Bascom Palmer Eye Institute at
the University of Miami School of Medicine and the Chief Financial Officer of
St. Joseph Medical Center, Fort Wayne, IN. Ms. Frisby is a member of the
American Institute of Certified Public Accountants and the Indiana CPA Society.
She is a former officer of the Fort Wayne Chapter of the Financial Executives
Institute, and previously served as Board Chair of the Byron Health Center in
Fort Wayne. Through her experience, Ms. Frisby brings leadership and financial insight as Chair of the Audit Committee.

Elizabeth S. Hager. Ms. Hager has served as a Trustee of the Lincoln Variable
Insurance Products Trust since 2007 and as a Trustee of [Lincoln] Advisors
Trust since June 2011. She previously served as a Director of the Jefferson
Pilot Variable Fund, Inc. from 1989 to 2007. Ms. Hager served as Executive
Director of the United Way of Merrimack County from 1996 until July 1, 2010, then Executive Vice President of Granite United Way until her retirement on
March 31, 2011. Ms. Hager has also served as a State Representative in the
State of New Hampshire for 26 years and on the Concord, New Hampshire City
Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New
Hampshire Boards as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.

Daniel R. Hayes. Mr. Hayes has served as President and Trustee of the Lincoln
Variable Insurance Products Trust since 2008 and as its Chairman since 2009. He has served as President, Chairman and Trustee of the [Lincoln] Advisors Trust
since June 2011. Mr. Hayes joined Lincoln Financial Group as Head of Funds
Management in 2008. Mr. Hayes also serves as President and Director of Lincoln
Investment Advisors Corporation. Mr. Hayes previously served as Senior Vice
President with Fidelity Investments, managing Fidelity's business and relationships with insurance companies. Prior to his employment with Fidelity,
Mr. Hayes served as Vice President with Provident Mutual Life Insurance Company and as Vice President with Ameritas Financial. Mr. Hayes brings over twenty years of knowledge and experience in retirement, investment management, insurance, distribution, operations, marketing and business management.

                                                                              17

Gary D. Lemon. Dr. Lemon served as Advisory Trustee for the Lincoln Variable
Insurance Products Trust since 2004 and as a Trustee since 2006. He has served as a Trustee of [Lincoln] Advisors Trust since June 2011. Dr. Lemon has a
Master's Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a
Professor of Economics at DePauw University. Dr. Lemon currently is the Joseph
Percival Allen III University Professor and is the Director of the McDermond
Center for Management and Entrepreneurship. He has served on several committees and in various advisory roles in both the community and university settings.
Through his experience, Dr. Lemon brings academic and investment insight as the
Chair of the Investment Committee.

Thomas D. Rath. Mr. Rath has served as a Trustee of the Lincoln Variable
Insurance Products Trust since 2007. He has served as a Trustee of [Lincoln]
Advisors Trust since June 2011. He previously served as a Director of the
Jefferson Pilot Variable Fund, Inc. since 1997. Mr. Rath, currently Chairman of
Rath, Young and Pignatelli (Law Firm), served as Managing Partner of the firm until 2006 and has been with the firm since 1987 when he founded it. Mr. Rath was previously Vice Chairman of Primary Bank, Chairman of Horizon Bank, and
Attorney General of the State of New Hampshire. Through his experience, Mr.
Rath brings a legal and legislative perspective to the Board.

Kenneth G. Stella. Mr. Stella has served as a Trustee of the Lincoln Variable
Insurance Products Trust since 1998. He has served as a Trustee of [Lincoln]
Advisors Trust since June 2011. Mr. Stella is President Emeritus of the Indiana
Hospital Association, Indianapolis, Indiana, ("Association"). Mr. Stella served as the Chief Executive Officer for the Association from 1983 to 2007, providing executive management and leadership of all Association programs and services.
Mr. Stella also serves as a Board Member of St. Vincent Health. Through his experience, Mr. Stella brings leadership and direction to the Board as the Lead
Independent Trustee and Chair of the Nominating and Governance Committee.

David H. Windley. Mr. Windley has served as a Trustee of the Lincoln Variable
Insurance Products Trust since 2004. He has served as a Trustee of [Lincoln]
Advisors Trust since June 2011. Mr. Windley served as partner of the CPA firm of Blue & Co., LLC, from 1971 until his retirement in 2006, and worked as an auditor for healthcare, manufacturing, construction and various other industries. He was also a financial consultant to a number of different businesses. Through his experience, Mr. Windley provides accounting and business management insight to the Board.

Each Trustee also now has considerable familiarity with the [Lincoln] Advisors
Trust, its investment adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his or her prior service as a Trustee of the Lincoln Variable Insurance
Products Trust.

Board Oversight

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust's day to day operations are managed by the
Advisor and other service providers who have been approved by the Board. The
Board is currently comprised of eight trustees, seven of whom are classified under the 1940 Act as "non-interested" persons of the Trust ("Independent
Trustees") and one of whom is classified as an interested person of the Trust
("Interested Trustees"). An Interested Trustee serves as the Chairperson of the
Board.

The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent
Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Stella currently serves as the Lead Independent Trustee. The Lead
Independent Trustee is the Independent Trustee that is currently serving as the
Chairperson of the Nominating and Governance Committee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The
Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust's other service providers and the Trust's Chief
Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust's activities, review the fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board meetings.

As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the investment performance of the funds with the Advisor at each of its regularly scheduled quarterly Board meetings. The Board also reviews fair valuation reports at the quarterly Board meetings. In addition, the Board must approve any material changes to a Fund's investment policies or restrictions. With respect to compliance matters, the Trust's Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Board regarding the operation of the Trust's compliance policies and procedures and any material compliance issues that arose during the quarter and meets with the Audit Committee at its quarterly meeting.

The Board considered the number of funds in the Trust, the total assets of the
Trust and the general nature of the funds' investments and determined that its leadership structure is appropriate given the characteristics of the Trust.

Board Committees

The Board of Trustees has established an Audit Committee, which is responsible for overseeing the funds' financial reporting process on behalf of the Board of
Trustees and for reporting the result of their activities to the Board. The
Audit Committee will assist and act as a liaison with the Board of Trustees in fulfilling the Board's responsibility to shareholders of the Trust and others relating to oversight of fund accounting, the Trust's systems of control, the
Trust's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust's accounting policies, financial reporting and internal control systems. The members of the
Audit Committee include independent trustees: Nancy L. Frisby, Elizabeth S.
Hager, and David H. Windley. The Audit Committee did not meet during the last fiscal year since the Trust had not yet been established.

The Board of Trustees has established an Investment Committee, which is responsible for overseeing underperforming or troubled funds and for performing certain contract renewal tasks as requested by the board. The members of the
Investment Committee are: Michael D. Coughlin, Gary D. Lemon and Thomas D.
Rath. The Audit Committee did not meet during the last fiscal year since the
Trust had not yet been established.

The Board of Trustees has established a Nominating and Governance Committee.
The current members of the committee are: Nancy L. Frisby, Elizabeth S. Hager,
Kenneth G. Stella and David H. Windley. The Nominating and Governance Committee
is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The
Nominating and Governance Committee did not meet during the last fiscal year since the Trust had not yet been established. The Nominating and Governance
Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Nominating and Governance Committee, c/o The
Lincoln National Life Insurance Company.

Ownership of Securities

As of the date of this SAI, the Trustees and officers as a group did not own any shares of the funds because the funds had not yet commenced operations. As of December 31, 2010, the dollar range of equity securities owned beneficially by each trustee in any registered investment companies overseen by the trustees within the same family of investment companies as the funds is as follows:

Interested Trustees

                                                                       Aggregate Dollar Range of Equity
                                                                    Securities in All Registered Investment
                                                                       Companies Overseen by Trustee in
Name of Trustee    Dollar Range of Equity Securities in the Funds       Family of Investment Companies
----------------- ------------------------------------------------ ----------------------------------------
Daniel R. Hayes                         None                                         None

Independent Trustees

                                                                           Aggregate Dollar Range of Equity
                                                                        Securities in All Registered Investment
                                                                           Companies Overseen by Trustee in
Name of Trustee        Dollar Range of Equity Securities in the Funds       Family of Investment Companies
--------------------- ------------------------------------------------ ----------------------------------------
Michael D. Coughlin                         None                       $ 10,001-$50,000
Nancy L. Frisby                             None0                                   Over $100,000
Elizabeth S. Hager                          None                       $50,001-$100,000
Gary D. Lemon                               None                       $ 10,001-$50,000
Thomas D. Rath                              None                       $      1-$10,000
Kenneth G. Stella                           None                       $50,001-$100,000
David H. Windley                            None                       $50,001-$100,000

Compensation

The following table sets forth the compensation paid to the independent trustees by the Trust as well as the compensation paid to the independent trustees by the Fund Complex for the fiscal year ended December 31, 2010:

                                                                              19

                                     Aggregate Compensation      Total Compensation From the
Name of Person, Position                 From the Trust            Trust And Fund Complex
--------------------------------    ------------------------    ----------------------------
  Michael D. Coughlin, Trustee                 $0                          $69,000
  Nancy L. Frisby, Trustee                      0                           75,000
  Elizabeth S. Hager, Trustee                   0                           69,000
  Gary D. Lemon, Trustee                        0                           76,000
  Thomas D. Rath, Trustee                       0                           69,000
  Kenneth G. Stella, Trustee                    0                           79,000
  David H. Windley, Trustee                     0                           69,000

Investment Adviser
Investment Adviser: Lincoln Investment Advisors Corporation (LIA) is the
investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA's address is
One Granite Place, Concord, New Hampshire 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

LNC is a publicly-held insurance holding company organized under Indiana law.
Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

The advisory fee rates payable by each class of each fund to LIA are set forth in the following table:

                                              Annual Fee Rate Based on
Fund                                          Average Daily Net Asset Value
--------------------------------------------- ---------------------------------------------
         [ ] Protected Profile 2010 Fund..... ____% of the fund's average daily net assets

         [ ] Protected Profile 2020 Fund..... ____% of the fund's average daily net assets

         [ ] Protected Profile 2030 Fund..... ____% of the fund's average daily net assets

         [ ] Protected Profile 2040 Fund..... ____% of the fund's average daily net assets

         [ ] Protected Profile 2050 Fund..... ____% of the fund's average daily net assets

No advisory fees have been paid by the funds since the funds had not yet commenced operations as of the date of this SAI.

Pursuant to an Investment Management Agreement dated _______, 2011 (the
Management Agreement), the adviser manages each fund's portfolio investments and reports to the board of trustees. With limited exception, each fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the fund's books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and, legal services provided by the adviser or an affiliate of the adviser.

LIA has retained ________ to provide consulting services to LIA in regards to the fund. LIA pays ___________'s consulting fees out of its advisory fees.
______________ has no discretionary authority and cannot purchase or sell securities on behalf of the fund.

Service marks. The service mark for the funds and the name Lincoln have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.

Fund Expenses. Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's board of trustees who are not interested persons of the fund;
custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current shareholders.

Proxy Voting Policies and Procedures. The board of trustees has delegated to each fund's adviser the responsibility for voting any proxies relating to portfolio securities held by the fund in accordance with the fund's proxy voting policies and procedures. The proxy voting policies and procedures for these funds are attached hereto as Appendix B.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by call 1-800-4LINCOLN (454-6265); and (2) on the SEC's website at http://
www.sec.gov.

Porfolio Managers
The following provides information regarding each portfolio manager's other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a fund. Each portfolio manager or team member is referred to in this section as a "portfolio manager."

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of June 30, 2011. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

                                                  Registered                    Other Pooled
                                             Investment Companies           Investment Vehicles
                                        ------------------------------ ------------------------------
                                         Number of   Total Assets* in   Number of   Total Assets* in
Portfolio Manager                         Accounts     the Accounts      Accounts     the Accounts
--------------------------------------- ----------- ------------------ ----------- ------------------
Lincoln Investment Advisors Corporation
Kevin Adamson..........................     9              $166            0               0
David Weiss............................     9              $166            0               0

                                               Other Accounts
                                        -----------------------------
                                         Number of   Total Assets* in
Portfolio Manager                         Accounts     the Accounts
--------------------------------------- ----------- -----------------
Lincoln Investment Advisors Corporation
Kevin Adamson..........................     8               $1
David Weiss............................     6               $1

*in millions of dollars

Other Accounts Managed with Performance-Based Advisory Fees

The portfolio managers were not primarily responsible for any accounts with respect to which the advisory fee is based on the performance of the funds.

Material Conflicts of Interest

Actual or apparent conflicats of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.

Lincoln Investment Advisors Corporation ("LIA")

LIA manages these funds by investing substantially all fund assets in other mutual funds (underlying funds) through a structure known as "fund of funds."
Portfolio managers maintain an asset allocation strategy for each fund and make investment decisions for each fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to the fund. Differences in the investment strategies or restrictions among the funds and other accounts may cause the portfolio managers to take action with respect to a fund that differs from the action taken with respect to another fund or account. For example, portfolio managers may invest in an underlying fund for one account while at the same time eliminating or reducing an investment in the same underlying fund for another account.

The portfolio managers may engage in cross-trades, in which one fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one fund may perform better than the mix of underlying funds purchased for another fund.

The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LIA that all decisions concerning the selection of underlying funds be based solely on the best interests of each fund and its investors, and without regard to any revenue that LIA receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LIA or any affiliate of LIA.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LIA does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LIA seeks to manage competing interest for the time and attention of portfolio managers.

LIA has adopted and implemented policies and procedures, which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LIA's Code of Ethics.

                                                                              21

Compensation Structures and Methods

Information regarding each portfolio manager's compensation is attached hereto as Appendix C.

Beneficial Interest of Portfolio Managers

As of the date hereof, no portfolio manager beneficially owned securities of any fund.

Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor-Chester Road,
Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated _______,
2011. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each fund series of the Trust. As of the date of this SAI, LFD did not receive any compensation from the Trust because the funds had not yet commenced operations.

Administration Agreement
The Trust ("Trust") has entered into an Administration Agreement (the
Administration Agreement) with Lincoln National Life Insurance Company (Lincoln
Life), pursuant to which Lincoln Life provides various administrative services necessary for the operation of the funds. These services include, among others:
coordination of all service providers; providing personnel and office space;
maintenance of each fund's books and records; general accounting monitoring and oversight; preparation of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating the filing of all materials with the SEC and other federal and state regulatory authorities. Because the funds had not yet commenced operations as of the date of this SAI, the Trust did not make any payments to Lincoln Life. The Trust will pay Lincoln Life a monthly fee which will be .01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of legal services.

Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (the Accounting Agreement) with The Bank of New York Mellon
(Mellon), effective __________, 2011, pursuant to which Mellon provides certain accounting services for the funds. Services provided under the Accounting
Agreement include, among others, functions related to calculating the daily net asset values of each fund's shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, each fund pays Mellon ___________, plus certain out-of-pocket expenses.

Transfer Agent
The Trust has engaged _______________ as transfer agent and dividend distributing agent for the funds. Services provided include
_______________________________________. For these services, the Trust pays
$___________, plus certain out of pocket expenses.

Code of Ethics
The Trust, LIA, and the distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The board of trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of LIA and the sub-advisers (if applicable) who regularly have access to information about securities purchase for the funds, to invest in securities for their own accounts. This could include securities that may be purchased by funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the fund. The Trust's
Code of Ethics requires reporting to the board of trustees on compliance violations.

Description of Shares
The Trust was organized as a Delaware statutory trust on June 10, 2011 and is registered with the SEC as an open-end, management investment company. The
Trust's Certificate of Trust is on file with the Secretary of State of
Delaware. The Trust's Agreement and Declaration of Trust authorizes the board of trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust consists of 5 funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the board of trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.

Each fund currently offers three classes of shares: Class A, Class C, and Class
I. The three classes of shares are identical, except that the A-Share Class and
C-Share Class (collectively, "Service Class") shares are subject to a distribution (Rule 12b-1) fee. The Trust's 12b-1 plan allows each fund to pay distribution fees of up to [____]% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders. The 12b-1 plan for the Service Class is discussed in the "Rule
12b-1 Plan" section of this SAI.

Each fund's shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the board of trustees may grant in its discretion. When issued for payment as described in the prospectus and this
SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of that fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the
Trust voting without regard to individual funds. In such matters, all shares of the Trust have equal voting rights.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office.
Shareholders may remove a trustee by the affirmative vote of two-thirds of the
Trust's outstanding voting shares. In addition, the board of trustees will call a meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of the trustees then holding office have been elected by shareholders.

Control Persons and Principal Holders of Securities
As of the date of this SAI, there were no shareholders, as the funds have not yet commenced operations.

Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (the Plan) for the Service Classes of shares of each fund. The
Service Classes consist of two classes: Class A and Class C. The Trust may pay third parties out of the assets of a Service Classes, for activities primarily intended to sell Service Classes shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay dealers or others for, among other things: service fees as defined under
NASD rules; furnishing personal services or such other enhanced services as the
Trust may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each fund to pay to third parties, out of the assets of the Service Classes, a monthly fee (the Plan Fee) not to exceed ____% per annum of the average daily net asset value of the Service
Classes shares of such fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently ___% for the funds.
The Plan Fee may be adjusted by the Trust's board of trustees from time to time. The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

No "interested person" or independent trustee of a fund had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

                                                                              23

The Board of Trustees, including a majority of the Independent Trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each fund and shareholders of the Service Classes of each fund. Each year, the Trustees must make this determination for the Plan to be continued.

As of the date of this SAI, there were no distribution related expenses paid by the Service Class shares of the funds because the funds have not yet commenced operations. As of the date of this SAI, no distribution related expenses were paid by the Service Class under the Plan for compensation to broker-dealers and sales personnel or for printing and mailing of prospectuses because the funds have not yet commenced operations.

Revenue Sharing
LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD"), and/or the funds' sub-advisers (if applicable) may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the funds or the sub-advisory fees the sub-advisers receive from LIA (if applicable), to affiliated or unaffiliated brokers, dealers or other financial intermediaries ("financial intermediaries") in connection with the sale or retention of fund shares and/or shareholder servicing ("distribution assistance").

Some or all of the sales charges, distribution fees and servicing fees described in the Prospectus and SAI are paid or "reallowed" to the financial intermediaries through which you purchase your shares. A financial intermediary is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders.

LFD, LIA and their affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of Class A and Class C shares of the funds and for other services such as, without limitation, providing the funds with "shelf space" or a higher profile for the financial intermediaries'
financial consultants and their customers, placing the funds on the financial intermediaries' preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting LFD access to the financial intermediaries' financial consultants (including through the firms'
intranet websites) in order to promote the funds, promotions in communications with financial intermediaries' customers such as in the firms' internet websites or in customer newsletters, providing assistance in training and educating the financial intermediaries' personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial intermediaries also may take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a fund and/or all of the funds and/or other funds sponsored by LFD, LIA and their affiliates together or a particular class of shares, during a specified period of time. LFD, LIA and their affiliates also may make payments to one or more participating financial intermediaries based upon factors such as the amount of assets a financial intermediaries' clients have invested in the funds and the quality of the financial intermediaries' relationship with LFD, LIA and their affiliates.

The additional payments described above are made from LFD's or LIA's (or their affiliates') own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a fund's shares or the amount a fund will receive as proceeds from such sales. These payments may be made, to financial intermediaries selected by LFD, generally to the financial intermediaries that have sold significant amounts of shares of the funds. The level of payments made to a financial intermediary in any future year will vary and generally will not exceed the sum of (a) 0.__[Insert]% of such year's fund sales by that financial intermediary and (b) 0.__[Insert]% of the assets attributable to that financial intermediary invested in series of the Trust. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, LFD, LIA or their affiliates may make payments of an agreed upon amount which will not exceed the amount that would have been payable pursuant to the formulae.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial intermediaries for providing shareholder services to shareholders holding fund shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the funds and shareholder accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and redemptions; processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other
SEC-required communications to shareholders; providing periodic statements to certain plans and participants in such plans of the funds held for the benefit of each participant in the plan; processing, collecting and posting distributions to shareholder accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder

accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assume compliance with applicable blue sky requirements; and
performing similar administrative services as requested by LFD, LIA or their affiliates to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm.

For these services, LFD or its affiliates, may pay (i) annual per account charges that in the aggregate generally range from $0 to $[6] per account, and in some cases up to $[12] per account, for networking fees for NSCC-cleared accounts and from $[14] to $[19] for services to omnibus accounts, or (ii) an annual fee of up to [insert]% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by a fund and/or LIA, LFD and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and
(ii) the revenue sharing or "shelf space" fees disclosed elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular share class over other share classes. Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one fund class over another. Also, you should review carefully any disclosure by the financial intermediary as to its compensation.

As of _____, 2011, LFD and LIA anticipate that the firms that will receive the additional payments for distribution services and/or educational support with respect to Class A and C shares as described above, include:

1. xxx

2. xxx

3. xxx

4. xxx

5. xxx

6. xxx

7. xxx

8. xxx

9. xxx

10. xxx

LFD expects that additional firms may be added to this list from time to time.
Wholesale representatives of LFD, LIA and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals. Although a fund may use financial intermediaries that sell fund shares to make transactions for the fund's portfolio, the fund will not consider the sale of fund shares as a factor when choosing financial intermediaries to make those transactions.

Valuation of Portfolio Securities
A fund determines its net asset value per share by subtracting its liabilities
(including accrued expenses and dividends payable) from its total assets (the value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, fund management will make shareholders reports or other regulatory filings containing a fund's portfolio holdings available free of charge to

                                                                              25

individual investors, institutional investors, intermediaries that distribute the fund's shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

Fund management may provide a fund's top-ten holdings immediately after each quarter-end to ________________________. All ____________ that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep the nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The ____________ may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

Fund management will post all of the holdings for each fund, to a publicly available website no earlier than 25 calendar days after quarter end. In addition, fund management may post all of the holdings for each fund of fund no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings of such fund of fund. At the time of the disclosure on the website, the portfolio holdings of these funds will be deemed public.

Fund management may also provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public. Fund management currently provides holdings information to Factset on a daily basis.

Fund management may provide, at any time, portfolio holdings information to:
(a) fund service providers and affiliates, such as the funds' investment adviser, custodian and independent registered public accounting firm, to the extent necessary to perform services for the funds; and (b) state and federal regulators and government agencies as required by law or judicial process.
These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.

The funds will disclose their portfolio holdings in public SEC filings. The
Trust's board of trustees also may, on a case-by-case basis, authorize disclosure of the funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the funds, the investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the funds'
portfolio holdings information.

Fund management is responsible for ensuring appropriate disclosure is made regarding these procedures in the funds' prospectus and/or SAI.

The Trust's board of trustees exercises oversight of these policies and procedures. In this regard, fund management will inform the trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the funds' investment adviser and other fund affiliates, on the other. Moreover, the funds' chief compliance officer will address the operation of the funds' procedures in the annual compliance report to the board and will recommend any remedial changes to the procedures.

Purchase and Redemption Information
[TO BE UPDATED BY AMENDMENT]

Custodian
All securities, cash and other similar assets of the funds are currently held in custody by The Bank of New York Mellon, One Mellon Center, Pittsburgh,
Pennsylvania 15258.

The custodian shall: receive and disburse money; receive and hold securities;
transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the funds proxies, proxy statements, etc.

Independent Registered Public Accounting Firm
The board of trustees has engaged __________________,
_____________________________, to serve as the Independent Registered Public
Accounting Firm for the funds. In addition to the audits of the financial statements of the funds, other services provided

include review of annual reports and registration statements filed with the
SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.

Financial Statements
The audited financial statements and the reports of _______________ will be incorporated by reference to each fund's 2011 annual report. We will provide a copy of each fund's annual report on request and without charge. Either write
_________________________________ or call: 1-XXX-XXXX (1-XXX-XXX-XXXX).

Taxes
Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of
1986 (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These
interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the funds. State and local taxes vary.

                                                                              27

APPENDIX A

Bond and Commercial Paper Ratings
Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's
Corp.

Moody's Investors Service, Inc.

Aaa-Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corp.

AAA-This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1-Highest Quality;

Prime 2-Higher Quality;

Prime 3-High Quality.

(The funds will not invest in commercial paper rated Prime 3).

Standard & Poor's Corp.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A
Categories, as follows:

A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong.
However, the relative degree of safety is not overwhelming as for issues designated A-1.

                                                                              29

APPENDIX B

Proxy Voting Procedures
[To be updated by amendment]

APPENDIX C

Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each fund's portfolio manager as of the date of this SAI:

Lincoln Investment Advisors Corporation (LIA)

The equity programs are designed to position LIA to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance.
Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager's compensation consists of the following:

BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager's individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.

ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.

                                                                              31

                           PART C - OTHER INFORMATION

Item 28 - Exhibits

(a) 1. Agreement and Declaration of Trust of Lincoln Advisors Trust filed herein as Exhibit 28(a)(1).

     2. Certificate of Trust of Lincoln Advisors Trust filed herein as Exhibit
28(a)(2).

(b) By-Laws of Lincoln Advisors Trust filed herein as Exhibit 28(b).

(c) 1. By-Laws of Lincoln Advisors Trust Articles II, VII and VIII filed herein as Exhibit 28(b).

     2. Agreement and Declaration of Trust of Lincoln Advisors Trust, Articles
III, V, and VI filed herein as Exhibit 28(a)(1).

(d) A form of Investment Management Agreement is not yet available and will be filed by subsequent amendment.

(e) A form of Principal Underwriting Agreement is not yet available and will be filed by subsequent amendment.

(f) N/A

(g) A form of Mutual Fund Custody and Services Agreement is not yet available and will be filed by subsequent amendment.

(h) 1. A form of Fund Accounting and Financial Administration Services
       Agreement is not yet available and will be filed by subsequent amendment.

     2. A form of Trasnfer Agency Agreement is not yet available and will be filed by subsequent amendment.

     3. A form of Administration Agreement is not yet available and will be filed by subsequent amendment.

     4. A form of Expense Limitation Agreement is not yet available and will be filed by subsequent amendment.

   5. A form of Consulting Agreement between Lincoln Investment Advisors
    Corporation and Milliman, Inc. is not yet available and will be filed by subsequent amendment.

(i) An Opinion of Counsel regarding the issuance of shares is not yet available and will be filed by subsequent amendment.

(j) 1. Power of Attorney (Lincoln Advisors Trust) dated July 8, 2011 filed herein as Exhibit 28(j)(1).

2. Consent of Independent Registered Public Accounting Firm is not yet
available and will be filed by subsequent amendment.

(k) N/A

(l) N/A

(m) 1. A form of Service Class Distribution and Service Plan is not yet
available and will be filed by subsequent amendment.

     2. A form of Distribution Services Agreement is not yet available and will be filed by subsequent amendment.

(n) A form of Multiple Class Plan is not yet available and will be filed by subsequent amendment.

(o) N/A

(p) 1. A form of Code of Ethics for Lincoln Advisors Trust and Lincoln
       Investment Advisors Corporation is not yet available and will be filed by subsequent amendment.

   2. Code of Ethics for Lincoln Financial Distributors, Inc. effective August
    2007 incorporated herein by reference to Post-Effective Amendment No. 42
    (Lincoln Variable Insurance Products Trust File No. 33-70742) filed on
    April 18, 2008.

Item 29. Persons Controlled by or Under Common Control with Registrant

   A diagram of all persons under common control with the Registrant is incorporated by reference to Post-Effective Amendment No. 42 filed on Form
   N-4 (File No. 333-18419) filed on June 21, 2011 See also "Purchase and Sale of Fund Shares" in the Prospectus disclosure forming Part A of this
   Registration Statement and "Control Persons and Principal Holders of
   Securities" in the Statement of Additional Information disclosure forming
   Part B of this Registration Statement. As of the date of this Registration
   Statement, there were no shareholders of the Funds since the Funds had not yet commenced operations. No persons are controlled by the Registrant.

Item 30. Indemnification

   As permitted by Sections 17(h) and 17(i) of the Investment Company Act of
   1940 and pursuant to Article VII, Section 2 of the Trust's Agreement and
   Declaration of Trust [Exhibit 28(a)(1) to the Registration Statement] and
   Article VI of the Trust's By-Laws [Exhibit 28(b) to the Registration
   Statement], officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of
   the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the
   Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

   The Registrant will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the
   Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

   Section [9] of the Investment Management Agreement [Exhibit 28(d) to the
   Registration Statement] limits the liability of Lincoln Investment Advisors
   Corporation (LIAC or the "Adviser") to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by LIAC of its respective obligations and duties under the agreement. Certain other agreements to which the Trust is a party also contain indemnification provisions.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Adviser

   Information pertaining to any business and other connections of
   Registrant's Adviser, LIAC, is hereby incorporated by reference from the sections captioned "Investment Adviser" in the Prospectus and Statement of
   Additional Information (SAI) disclosures forming Parts A and B, respectively, of this Registration Statement, and Item 7 of Part II of
   LIAC's Form ADV filed separately with the Securities and Exchange
   Commission.

   Information concerning the other businesses, professions, vocations, and employment of a substantial nature during the past two years of the directors and officers of the Adviser is incorporated by reference to
   Schedules A and D of the Adviser's Form ADV.

Item 32. Principal Underwriters

   (a) Lincoln Financial Distributors, Inc. (LFD) currently serves as
      Principal Underwriter for the Trust. LFD also serves as the Principal
      Underwriter for: Lincoln Variable Insurance Products Trust; Lincoln
      National Variable Annuity Account C; Lincoln Life Flexible Premium
      Variable Life Account D; Lincoln National Variable Annuity Account E;
      Lincoln Life Flexible Premium Variable Life Account F; Lincoln Life
      Flexible Premium Variable Life Account G; Lincoln National Variable
      Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J;
      Lincoln Life Flexible Premium Variable Life Account K; Lincoln National
      Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life
      Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable
      Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R;
      Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life
      Variable Annuity Account T; Lincoln Life Variable Annuity Account W;
      Lincoln Life Flexible Premium Variable Life Account Y; Lincoln Life
      Flexible Premium Variable Life Account Z; Lincoln Life Variable Annuity
      Account JL-A; Lincoln Life Variable Annuity Account JF-H; Lincoln Life
      Variable Annuity Account JF-I; and Lincoln Life Flexible Premium Variable
      Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account
      JF-C.

     Lincoln Financial Distributors, Inc. also serves as Principal Underwriter for: Lincoln National Variable Annuity Account L; Lincoln Life & Annuity
     Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity
     Flexible Premium Variable Life Account M; LLANY Separate Account N for
     Variable Annuities; LLANY Account Q for Variable Annuities; LLANY Separate
     Account R for Flexible Premium Variable Life Insurance; and LLANY Separate
     Account S for Flexible Premium Variable Life Insurance.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:

                                      B-2

Name                       Positions and Offices with Underwriter
------------------------   -------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel H. Schwartz*          Senior Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Patricia A. Insley*        Vice President and Director
Thomas O'Neill*            Senior Vice President, Director and Chief Operations Officer
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

     *** Principal Business address is 1300 South Clinton Street, Ft. Wayne, IN
46802

     (c) n/a

Item 33. Location of Accounts and Records

   All accounts, books, and other documents required to be maintained by
   Section 31(a) of the Investment Company Act of 1940 and the Rules
   promulgated thereunder are maintained by the investment adviser, Lincoln
   Investment Advisors Corporation, One Granite Place, Concord, New Hampshire,
   03301 and 1300 South Clinton Street, Fort Wayne, Indiana 46802; the Trust's
   administrator, The Lincoln National Life Insurance Company, 1300 South
   Clinton Street, Fort Wayne, Indiana 46802; and the Trust's custodian, The
   Bank of New York Mellon, One Mellon Center, 500 Grant Street, Pittsburgh,
   Pennsylvania 15258. Also, accounts, books, and other documents are maintained by The Bank of New York Mellon (the Trust's accounting services provider), 135 Santilli Highway, Everett, Massachusetts 02149-1950.

Item 34. Management Services

     Not applicable.

Item 35. Undertakings

     Not applicable.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of
Fort Wayne, and State of Indiana on this 15th day of July, 2011.

      LINCOLN ADVISORS TRUST

      By:   /s/ Daniel R. Hayes
            ------------------------------------
            Daniel R. Hayes
            President

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in their capacities indicated on July 15, 2011.

                                      B-3

Signature                        Title
/s/ Daniel R. Hayes              Chairman of the Board, President and Trustee
------------------------------
                                 (Principal Executive Officer)
Daniel R. Hayes
------------------------------
/s/ William P. Flory, Jr.        Chief Accounting Officer
------------------------------
                                 (Principal Accounting Officer and Principal Financial Officer)
William P. Flory, Jr.
*/s/ Michael D. Coughlin         Trustee
------------------------------
Michael D. Coughlin
*/s/ Nancy J. Frisby             Trustee
------------------------------
Nancy J. Frisby
*/s/ Elizabeth S. Hager          Trustee
------------------------------
Elizabeth S. Hager
*/s/ Gary D. Lemon               Trustee
------------------------------
Gary D. Lemon
*/s/ Thomas D. Rath              Trustee
------------------------------
Thomas D. Rath
*/s/ Kenneth G. Stella           Trustee
------------------------------
Kenneth G. Stella
*By: /s/ Jill R. Whitelaw        Attorney-in-Fact
 ---------------------------
  Jill R. Whitelaw

*Pursuant to Powers of Attorney filed with this Registration Statement.

                                      B-4

            LINCOLN ADVISORS TRUST - TARGET MATURITY PROFILE FUNDS

EXHIBIT
INDEX
28(a)(1)   Agreement and Declaration of Trust (Lincoln Advisors Trust)
28(a)(2)   Certificate of Trust
28(b)      Bylaws (Lincoln Advisors Trust)
28(j)      Power of Attorney (Lincoln Advisors Trust)

1023958/1